UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2016

Date of reporting period:	8/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential Short Duration High Yield Income Fund

ANNUAL REPORT	AUGUST 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: To provide a high level of current income

Highlights

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

•

Security selection within the retailers & restaurants, metals & mining, and health care & pharmaceutical sectors detracted from performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund benefited most from its underweight versus the Index in the upstream energy sector.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at prudentialfunds.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Income Fund

October 14, 2016

Prudential Short Duration High Yield Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Since Inception (%)
Class A	5.68	15.17 (10/26/12)
Class C	4.89	11.76 (10/26/12)
Class Q	6.03	7.66 (10/27/14)
Class Z	5.94	16.31 (10/26/12)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	6.02	—
Lipper High Yield Funds Average	6.12	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	3.67	2.91 (10/26/12)
Class C	5.47	3.00 (10/26/12)
Class Q	7.51	4.17 (10/27/14)
Class Z	7.42	4.05 (10/26/12)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	8.67	—
Lipper High Yield Funds Average	9.32	—

Average Annual Total Returns (With Sales Charges) as of 8/31/16
	One Year (%)	Since Inception (%)
Class A	2.24	2.85 (10/26/12)
Class C	3.90	2.93 (10/26/12)
Class Q	6.03	4.08 (10/27/14)
Class Z	5.94	4.00 (10/26/12)

4	Visit our website at prudentialfunds.com

Average Annual Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Since Inception (%)
Class A	5.68	3.74 (10/26/12)
Class C	4.89	2.93 (10/26/12)
Class Q	6.03	4.08 (10/27/14)
Class Z	5.94	4.00 (10/26/12)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays US High Yield Ba/B Rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period for Class A shares (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of

Prudential Short Duration High Yield Income Fund	5

Your Fund’s Performance (continued)

income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index—The Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (Capped Index) represents the performance of US short duration, higher-rated high yield bonds. The cumulative total returns for the Capped Index measured from the month-end closest to the inception date through 8/31/16 are 17.90% for Class A, C, and Z shares and 4.86% for Class Q shares. The average annual total return for the Capped Index measured from the month-end closest to the inception date through 9/30/16 is 4.45% for Class A, C, and Z shares and 2.83% for Class Q shares.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 8/31/16 are 17.80% for Class A, C, and Z shares and 3.97% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 4.39% for Class A, C, and Z shares and 2.33% for Class Q shares.

6	Visit our website at prudentialfunds.com

Investors cannot invest directly in an index or average. The returns for the Capped Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Capped Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Credit Quality expressed as a percentage of total investments as of 8/31/16 (%)
BBB	8.8
BB	44.7
B	39.5
CCC	6.2
Not Rated	0.2
Cash/Cash Equivalents	0.7
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** ($)
Class A	0.55	3.37	3.37
Class C	0.48	2.74	2.74
Class Q	0.58	3.91	3.91
Class Z	0.57	3.73	3.73

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential Short Duration High Yield Income Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short Duration High Yield Income Fund’s Class A shares returned 5.68% for the 12-month reporting period ended August 31, 2016, underperforming the 6.02% return of the Bloomberg Barclays US High Yield Ba/B rated 1-5 Year 1% Capped Index (the Index) and the 6.12% return of the Lipper High Yield Funds Average.

What were market conditions?

•

Short duration, higher quality high yield corporate bonds, as represented by the Index, generated solidly positive returns during the reporting period, but underperformed the broader high yield bond market, as represented by the Index, by 318 basis points. (A basis point is 1/100th of a percent.) The Index’s yield to worst ended the period at 4.64%, tightening 189 basis points over the course of the period. The yield to worst is the lowest potential yield that can be received on a portfolio of bonds without the issuers actually defaulting.

•

The high yield corporate bond market faced several hurdles during the period, including continued volatility in commodity-related sectors, concerns about Federal Reserve interest rate hikes, redemptions at a few mutual funds specializing in distressed debt, and the surprise “leave” vote in the UK’s referendum about membership in the European Union (commonly known as “Brexit”).

•	The volatility of high yield energy bonds was a major story, with the sector appearing among either the top performers or bottom performers in every month of the period.

•

High yield default volume was at its lowest level in 17 months near the end of the period, with just one company defaulting during August for a total of $940 million in bonds. At period end, the par-weighted US high yield default rate was 3.52%. However, with commodity-related sectors excluded, the default rate was just 0.53%—well below historical averages. The par-weighted default rate is the rate of issuers who fail to remain current on their bonds based on the par amount.

•

Among the best performers were the integrated energy, metals & mining, telecommunications, aerospace/defense, and consumer products sectors. The environmental, independent energy, and pharmaceuticals sectors lagged.

What worked?

•	The Fund benefited during the reporting period from its sector allocations and security selection overall.

•

In terms of sector allocations, an underweight relative to the Index in the upstream energy sector was the largest positive contributor to performance. Overweight positions in the technology, gaming/lodging/leisure, and paper & packaging sectors enhanced returns. An underweight to the transportation & environmental services sector also added value.

8	Visit our website at prudentialfunds.com

•	Solid security selection in the technology, upstream energy, cable & satellite, transportation & environmental services, and gaming/lodging/leisure sectors bolstered performance.

•

In terms of individual issue selection, the Fund benefited from its underweights in energy names, including Chesapeake Energy, EP Energy, and Energy XXI. An underweight in Spain-based renewable energy and engineering company Abengoa, along with overweights in Scientific Games and technology-oriented Solera, were also strong positive contributors to results.

What didn’t work?

•	The Fund was hindered by security selection in the retailers & restaurants, metals & mining, and health care & pharmaceutical sectors.

•

Within security selection, underweights in metals & mining companies, including Freeport McMoRan and Canada-based First Quantum Minerals, hurt results. Overweight positions in health care services company Community Health Systems and retailer Claire’s were also negative.

•

Among its sector allocations, the Fund’s underweight in metals & mining was the largest detractor from performance. An underweight in the telecommunications sector and an overweight in the cable & satellite sector hampered returns as well.

Did the Fund use derivatives, and how did they affect performance?

The Fund used derivatives, specifically currency forwards, to hedge the currency risk from owning non-dollar-denominated bonds. The derivatives helped to immunize any impact from fluctuating currency rates. In addition, the Fund used US Treasury futures to hedge interest rate risk relative to the Index. The derivatives helped to immunize any impact from interest rate fluctuation.

Current outlook

•

Prudential Fixed Income has a positive long-term outlook on high yield corporate bonds, with demand for the asset class supported by a thirst for yield as global interest rates fall amid low inflation and supportive central bank monetary policy.

•

Credit risk measures were mixed at the end of the reporting period and defaults were increasing. However, outside of the energy and basic materials sectors, Prudential Fixed Income believes default rates should remain manageable through 2017.

•

At the end of the period, Prudential Fixed Income’s key positioning themes were continued underweights in commodity-related sectors, including energy and metals & mining. Underweights were also maintained in the telecommunications and the finance & insurance sectors. Sector overweights included gaming/lodging/leisure, chemicals, and technology.

Prudential Short Duration High Yield Income Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2016, at the beginning of the period, and held through the six-month period ended August 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

10	Visit our website at prudentialfunds.com

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration High Yield Income Fund		Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,066.10	1.07%	$5.56
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43
Class C	Actual	$1,000.00	$1,060.90	1.82%	$9.43
	Hypothetical	$1,000.00	$1,015.99	1.82%	$9.22
Class Q	Actual	$1,000.00	$1,067.90	0.73%	$3.79
	Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71
Class Z	Actual	$1,000.00	$1,067.40	0.82%	$4.26
	Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Short Duration High Yield Income Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended August 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.08	1.08
C	1.83	1.83
Q	0.74	0.74
Z	0.83	0.83

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at prudentialfunds.com

Portfolio of Investments

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 97.5%

BANK LOANS(a) 6.1%

Building Materials & Construction 0.3%
Beazer Homes USA, Inc.(b)	6.406%	03/09/18		3,625	$3,588,750
Materis CHRYSO SA (France)	4.250	08/13/21	EUR	3,000	3,328,779

					6,917,529

Chemicals 1.0%
Axalta Coating Systems US Holdings, Inc.	3.750	02/01/20		8,751	8,790,979
MacDermid, Inc.	5.500	06/07/20		11,724	11,703,111

					20,494,090

Commercial Services 0.3%
Laureate Education, Inc.(b)	5.000	06/18/18		6,000	5,940,000

Consumer Products 0.3%
Huish Detergents, Inc.	5.500	03/23/20		6,214	6,214,111

Foods 0.2%
Agrokor DD Spv2 (Croatia), PIK	10.500	06/04/18	EUR	4,212	4,397,145
Jacobs Douwe Egberts (Netherlands)	4.250	07/02/22	EUR	854	960,932

					5,358,077

Gaming 0.2%
Golden Nugget, Inc.	5.500	11/21/19		4,713	4,733,507

Healthcare-Services 0.2%
CHS/Community Health Systems, Inc.	4.083	12/31/18		3,250	3,201,250

Media & Entertainment 0.6%
Lions Gate Entertainment Corp.(b)	5.000	03/17/22		7,950	8,069,250
Nielsen Finance LLC	2.754	05/30/17		5,170	5,166,561

					13,235,811

Mining 0.1%
Freeport-McMoRan, Inc.	3.280	05/31/18		2,439	2,415,536

Packaging & Containers 0.4%
Coveris Holdings SA (Luxembourg)	4.500	05/08/19		7,686	7,663,923

Retail 0.2%
Rite Aid Corp.	4.875	06/21/21		4,800	4,807,503

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	13

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS (Continued)

Technology 2.3%
BMC Software Finance, Inc.	5.000%		09/10/20	13,156	$12,559,432
Dell Int’l LLC	—	(c)	12/31/18	15,250	14,964,062
First Data Corp.	4.522		03/24/21	6,105	6,130,535
Kronos, Inc.	9.750		04/30/20	3,541	3,612,459
Lawson Software, Inc.	3.750		06/03/20	9,000	8,893,125
TransUnion LLC(b)	2.524		06/30/20	3,764	3,650,811

					49,810,424

TOTAL BANK LOANS (cost $131,533,593)					130,791,761

CORPORATE BONDS 91.4%

Agriculture 0.2%
Vector Group Ltd., Gtd. Notes	7.750		02/15/21	3,350	3,542,625

Airlines 0.9%
Continental Airlines Pass-Through Trust, Pass-Through Certificates, Series 2012-3, Class C(d)	6.125		04/29/18	11,395	11,964,750
United Airlines Pass-Through Trust, Pass-Through Certificates, Series 2007-071A, Class A	6.636		07/02/22	6,793	7,234,875

					19,199,625

Apparel 0.2%
Levi Strauss & Co., Sr. Unsec’d. Notes	6.875		05/01/22	4,000	4,250,000

Auto Manufacturers 0.2%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(d)	4.500		04/15/20	1,925	1,973,125
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250		11/15/19	2,125	2,217,969

					4,191,094

Auto Parts & Equipment 0.8%
American Axle & Manufacturing, Inc., Gtd. Notes	5.125		02/15/19	1,282	1,305,076
Gtd. Notes	7.750		11/15/19	8,740	9,898,050
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A	6.250		11/15/19	2,350	2,438,125
Sr. Sec’d. Notes, PIK, 144A	6.875		08/15/18	2,025	2,075,582
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(d)	4.000		04/29/20	500	530,937

					16,247,770

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Beverages 0.4%
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20	8,625	$9,034,687

Building Materials 0.6%
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,475,000; purchased 02/18/16)(d)(e)(f)	5.125		02/15/21	1,475	1,557,969
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	8.500		04/15/22	3,550	3,878,375
USG Corp., Sr. Unsec’d. Notes	9.500	(a)	01/15/18	7,000	7,665,000

					13,101,344

Chemicals 1.3%
Chemtura Corp., Gtd. Notes	5.750		07/15/21	6,741	7,010,640
Eagle Spinco, Inc., Gtd. Notes	4.625		02/15/21	8,000	8,380,000
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $6,917,735; purchased 01/31/13 - 06/30/14)(e)(f)	7.500		02/15/19	6,583	5,924,700
W.R. Grace & Co., Gtd. Notes, 144A	5.125		10/01/21	7,090	7,550,850

					28,866,190

Commercial Services 1.0%
Ancestry.com Holdings LLC, Sr. Unsec’d. Notes, PIK, 144A	9.625		10/15/18	2,500	2,546,875
Laureate Education, Inc., Gtd. Notes, 144A(d)	10.000	(a)	09/01/19	6,700	6,155,625
Service Corp. International, Sr. Unsec’d. Notes(d)	7.625		10/01/18	11,770	13,168,276

					21,870,776

Computers 1.9%
Denali International LLC/Denali Finance Corp., Sr. Sec’d. Notes, 144A	5.625		10/15/20	20,090	20,994,050
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420		06/15/21	3,480	3,638,817
Sr. Unsec’d. Notes, 144A(d)	5.875		06/15/21	14,720	15,564,074

					40,196,941

Distribution/Wholesale 0.3%
HD Supply, Inc., Gtd. Notes(d)	7.500		07/15/20	4,750	4,945,938
Rexel SA (France), Sr. Unsec’d. Notes, 144A	5.250		06/15/20	875	913,828

					5,859,766

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	15

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services 1.2%
Ally Financial, Inc., Sub. Notes	8.000%	12/31/18		2,550	$2,833,688
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21		2,500	2,618,750
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20		1,750	1,715,000
Navient Corp., Sr. Unsec’d. Notes	6.625	07/26/21		1,525	1,572,656
Sr. Unsec’d. Notes, MTN	8.000	03/25/20		150	162,750
Sr. Unsec’d. Notes, MTN	8.450	06/15/18		7,350	8,011,500
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750	12/15/19		9,075	9,528,750

					26,443,094

Electric 4.5%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21		2,772	3,180,870
Sr. Unsec’d. Notes(d)	8.000	06/01/20		182	214,305
ContourGlobal Power Holdings SA (France), Sr. Sec’d. Notes, 144A (original cost $1,744,376; purchased 06/10/16)(e)(f)	5.125	06/15/21	EUR	1,550	1,841,327
DPL, Inc., Sr. Unsec’d. Notes	6.500	10/15/16		405	405,974
Sr. Unsec’d. Notes	6.750	10/01/19		14,673	14,819,730
Sr. Unsec’d. Notes	7.250	10/15/21		3,350	3,378,475
Dynegy, Inc., Gtd. Notes(d)	6.750	11/01/19		27,500	28,187,500
GenOn Energy, Inc., Sr. Unsec’d. Notes	7.875	06/15/17		3,750	3,018,750
Sr. Unsec’d. Notes	9.500	10/15/18		7,953	6,223,223
Sr. Unsec’d. Notes	9.875	10/15/20		3,463	2,441,415
Melton Renewable Energy PLC (United Kingdom), Sr. Sec’d. Notes, RegS	6.750	02/01/20	GBP	1,860	2,491,789
Mirant Mid-Atlantic Trust, Pass-Through Certificates, Series B(e)	9.125	06/30/17		3,449	3,104,096
NRG Energy, Inc., Gtd. Notes	7.625	01/15/18		12,500	13,390,625
Gtd. Notes	7.875	05/15/21		7,999	8,338,958
Gtd. Notes	8.250	09/01/20		6,090	6,257,475
NRG REMA LLC, Pass-Through Certificates, Series B(e)	9.237	07/02/17		112	99,335

					97,393,847

Electrical Components & Equipment 0.5%
Anixter, Inc., Gtd. Notes	5.625	05/01/19		6,776	7,174,090

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electrical Components & Equipment (cont’d.)
International Wire Group Holdings, Inc., Sec’d. Notes, 144A	8.500%	10/15/17	3,150	$3,172,680

				10,346,770

Electronics 0.1%
Jabil Circuit, Inc., Sr. Unsec’d. Notes	8.250	03/15/18	2,300	2,501,250

Entertainment 7.2%
CCM Merger, Inc., Gtd. Notes, 144A (original cost $9,593,650; purchased 09/04/13 - 02/08/16)(e)(f)	9.125	05/01/19	9,105	9,548,869
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250	03/15/21	9,565	9,923,687
Churchill Downs, Inc., Gtd. Notes	5.375	12/15/21	6,163	6,409,520
Gtd. Notes, 144A	5.375	12/15/21	9,900	10,296,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(d)	4.375	11/01/18	6,425	6,682,000
Gtd. Notes(d)	4.375	04/15/21	3,700	3,904,536
Gtd. Notes	4.875	11/01/20	5,548	5,936,360
Greektown Holdings LLC/Greektown Mothership Corp., Sr. Sec’d. Notes, 144A	8.875	03/15/19	10,491	11,068,005
Isle of Capri Casinos, Inc., Gtd. Notes	5.875	03/15/21	15,087	15,747,056
Gtd. Notes	8.875	06/15/20	17,717	18,580,704
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $8,784,018; purchased 07/30/13 - 08/04/15)(e)(f)	5.000	08/01/18	8,567	8,695,505
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22	1,275	1,332,375
Sr. Unsec’d. Notes	7.875	07/15/21	5,500	5,720,000
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A	8.375	02/15/18	15,521	15,521,000
Penn National Gaming, Inc., Sr. Unsec’d. Notes(d)	5.875	11/01/21	3,375	3,510,000
Scientific Games Corp., Gtd. Notes(d)	8.125	09/15/18	19,735	19,759,669
Scientific Games International, Inc., Gtd. Notes	6.625	05/15/21	3,000	2,227,500

				154,862,786

Environmental Control 0.5%
Clean Harbors, Inc., Gtd. Notes	5.125	06/01/21	9,161	9,412,927
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20	550	569,938

				9,982,865

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	17

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Food 2.2%
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250%		10/05/16		2,900	$2,914,500
Iceland Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A	4.778	(a)	07/15/20	GBP	2,254	2,723,045
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $10,171,914; purchased 06/17/14 - 03/29/16)(e)(f)	7.250		06/01/21		9,827	10,170,945
Gtd. Notes, 144A (original cost $9,371,250; purchased 06/06/16)(e)(f)	8.250		02/01/20		9,000	9,360,000
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000		11/01/19		10,155	10,713,525
Smithfield Foods, Inc., Sr. Unsec’d. Notes	7.750		07/01/17		2,825	2,941,531
Sr. Unsec’d. Notes, 144A	5.250		08/01/18		2,702	2,729,020
SUPERVALU, Inc., Sr. Unsec’d. Notes(d)	6.750		06/01/21		6,800	6,392,000

						47,944,566

Food Service
Aramark Services, Inc., Gtd. Notes	5.750		03/15/20		275	283,250

Forest Products & Paper 0.7%
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.000		12/01/19		5,355	5,515,650
Neenah Paper, Inc., Gtd. Notes, 144A	5.250		05/15/21		2,350	2,382,312
Smurfit Kappa Acquisitions (Ireland), Gtd. Notes, 144A	4.875		09/15/18		4,150	4,347,125
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000		12/15/19		3,275	2,554,500

						14,799,587

Healthcare-Products 1.4%
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500		12/15/18		16,834	17,296,935
Kinetic Concepts, Inc./KCI USA, Inc., Sec’d. Notes	10.500	(a)	11/01/18		7,435	7,639,462
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(d)	4.875		04/15/20		5,375	5,495,938

						30,432,335

Healthcare-Services 7.8%
Centene Corp., Sr. Unsec’d. Notes	5.625		02/15/21		4,625	4,919,844
Cerba European Lab SAS (France), Sr. Sec’d. Notes, RegS	7.000		02/01/20	EUR	3,300	3,829,325

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc., Gtd. Notes(d)	7.125%		07/15/20		16,050	$14,354,799
Gtd. Notes(d)	8.000		11/15/19		25,502	24,131,267
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250		02/15/21		2,000	2,165,000
HCA, Inc., Gtd. Notes	8.000		10/01/18		9,358	10,469,263
Sr. Sec’d. Notes	4.250		10/15/19		4,600	4,824,250
Sr. Sec’d. Notes	6.500		02/15/20		5,500	6,077,500
Kindred Healthcare, Inc., Gtd. Notes	8.000		01/15/20		20,999	21,733,965
LifePoint Health, Inc., Gtd. Notes	5.500		12/01/21		9,450	9,875,250
Select Medical Corp., Gtd. Notes(d)	6.375		06/01/21		5,000	5,006,250
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875		04/15/21		2,825	3,015,688
Tenet Healthcare Corp., Sr. Sec’d. Notes(d)	4.750		06/01/20		5,850	5,996,250
Sr. Sec’d. Notes	6.000		10/01/20		2,000	2,112,500
Sr. Sec’d. Notes	6.250		11/01/18		2,750	2,935,625
Sr. Unsec’d. Notes	5.000	(a)	03/01/19		3,700	3,593,625
Sr. Unsec’d. Notes	6.750		02/01/20		12,170	12,109,150
Sr. Unsec’d. Notes	8.000		08/01/20		19,900	20,223,375
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750		08/01/22		5,000	5,187,500
Voyage Care Bondco PLC (United Kingdom), Sr. Sec’d. Notes, RegS	6.500		08/01/18	GBP	4,000	5,223,694

						167,784,120

Holding Companies—Diversified 0.2%
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $4,679,875; purchased 06/26/14 - 08/04/14)(e)(f)	7.500		08/15/19		4,650	4,626,750

Home Builders 6.6%
Beazer Homes USA, Inc., Gtd. Notes	5.750		06/15/19		9,925	9,937,406
Gtd. Notes(d)	7.500		09/15/21		3,600	3,492,000
Sec’d. Notes	6.625		04/15/18		14,596	14,869,675
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500		12/15/20		5,675	5,831,063
CalAtlantic Group, Inc., Gtd. Notes	6.625		05/01/20		2,600	2,918,500
Gtd. Notes	8.375		05/15/18		15,066	16,572,600

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	19

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
KB Home, Gtd. Notes	4.750%		05/15/19		15,574	$15,846,545
Gtd. Notes	7.000		12/15/21		750	800,625
Lennar Corp., Gtd. Notes(d)	4.500		06/15/19		4,200	4,410,000
Gtd. Notes(d)	4.500		11/15/19		8,125	8,582,031
Gtd. Notes(d)	4.750		04/01/21		2,600	2,789,800
Gtd. Notes	6.950		06/01/18		125	134,688
M/I Homes, Inc., Gtd. Notes	6.750		01/15/21		4,850	5,068,250
Meritage Homes Corp., Gtd. Notes	4.500		03/01/18		10,224	10,479,600
PulteGroup, Inc., Gtd. Notes	4.250		03/01/21		6,975	7,328,074
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250		04/15/21		4,078	4,190,145
TRI Pointe Group, Inc., Gtd. Notes	4.875		07/01/21		6,375	6,566,250
WCI Communities, Inc., Gtd. Notes	6.875		08/15/21		15,750	16,380,000
William Lyon Homes, Inc., Gtd. Notes	5.750		04/15/19		1,227	1,248,473
Gtd. Notes	8.500		11/15/20		5,875	6,183,437

						143,629,162

Internet 1.3%
Ancestry.com, Inc., Gtd. Notes	11.000		12/15/20		18,185	19,503,413
United Group BV (Netherlands), Sr. Sec’d. Notes, 144A	7.875		11/15/20	EUR	7,000	8,201,673

						27,705,086

Iron/Steel 1.4%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125		06/01/18		18,760	19,838,700
Sr. Unsec’d. Notes(d)	10.850	(a)	06/01/19		4,000	4,770,000
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A	6.500		05/15/21		5,410	5,761,650

						30,370,350

Leisure Time 1.0%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.625		11/15/20		5,653	5,714,561
Sr. Unsec’d. Notes, 144A	5.250		11/15/19		8,950	9,095,438
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250		03/15/18		2,000	2,155,000

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Leisure Time (cont’d.)
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $4,384,688; purchased 04/19/16 - 06/09/16)(e)(f)	8.500%	10/15/22	4,750	$4,180,000

				21,144,999

Lodging 3.5%
Boyd Gaming Corp., Gtd. Notes	9.000	07/01/20	2,550	2,664,750
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	6,360	6,646,200
Hilton Worldwide Finance LLC, Gtd. Notes	5.625	10/15/21	1,275	1,318,895
MGM Resorts International, Gtd. Notes	6.625	12/15/21	3,600	4,041,000
Gtd. Notes(d)	6.750	10/01/20	2,500	2,793,750
Gtd. Notes(d)	7.625	01/15/17	11,070	11,319,075
Gtd. Notes	8.625	02/01/19	22,741	25,725,756
Station Casinos LLC, Gtd. Notes(d)	7.500	03/01/21	11,950	12,707,558
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $7,586,443; purchased 03/14/16 - 04/01/16)(e)(f)	6.375	06/01/21	7,812	7,831,530

				75,048,514

Machinery-Construction & Mining 0.2%
Terex Corp., Gtd. Notes	6.000	05/15/21	2,230	2,299,130
Gtd. Notes	6.500	04/01/20	2,650	2,723,140

				5,022,270

Machinery-Diversified 0.6%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875	12/01/17	2,570	2,756,325
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $4,812,750; purchased 02/26/16)(e)(f)	8.750	12/15/19	5,175	5,414,344
CNH Industrial Capital LLC, Gtd. Notes(d)	4.875	04/01/21	3,925	4,165,406
Zebra Technologies Corp., Sr. Unsec’d. Notes	7.250	10/15/22	1,006	1,091,510

				13,427,585

Media 11.3%
Cablevision Systems Corp., Sr. Unsec’d. Notes(d)	7.750	04/15/18	8,370	8,934,975
Sr. Unsec’d. Notes	8.625	09/15/17	25,067	26,639,954

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	21

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes(d)	5.250%	09/30/22	9,220	$9,681,000
Sr. Unsec’d. Notes	6.625	01/31/22	21,049	22,154,072
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(d)	5.125	12/15/21	10,140	10,254,075
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	25,259	26,111,491
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	7.625	03/15/20	525	504,000
Series B, Gtd. Notes	7.625	03/15/20	2,450	2,468,375
Cogeco Communications, Inc. (Canada), Gtd. Notes, 144A	4.875	05/01/20	1,340	1,390,250
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	632	685,720
Sr. Unsec’d. Notes	7.875	02/15/18	1,750	1,890,000
DISH DBS Corp., Gtd. Notes	4.250	04/01/18	5,195	5,341,395
Gtd. Notes	4.625	07/15/17	3,000	3,067,500
Gtd. Notes(d)	5.125	05/01/20	20,825	21,553,875
Gtd. Notes	7.875	09/01/19	5,509	6,142,535
Entercom Radio LLC, Gtd. Notes(d)	10.500	12/01/19	9,282	9,711,293
Gray Television, Inc., Gtd. Notes	7.500	10/01/20	4,742	4,931,680
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	14,540	15,048,900
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	7.250	02/15/22	3,145	3,294,388
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.250	08/01/21	13,850	14,507,875
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.000	05/15/22	636	649,992
Sinclair Television Group, Inc., Gtd. Notes	5.375	04/01/21	11,214	11,662,560
Gtd. Notes	6.125	10/01/22	820	867,150
Univision Communications, Inc., Gtd. Notes, 144A (original cost $14,397,477; purchased 09/08/15 - 06/28/16)(e)(f)	8.500	05/15/21	13,826	14,379,040
Sr. Sec’d. Notes, 144A (original cost $19,988,159; purchased 04/29/16 - 08/31/16)(e)(f)	6.750	09/15/22	18,769	20,000,716
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A(d)	6.875	01/15/22	2,280	2,394,000

				244,266,811

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Mining 4.4%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%	04/01/20	500	$522,500
Alcoa, Inc., Sr. Unsec’d. Notes	5.720	02/23/19	1,800	1,931,400
Sr. Unsec’d. Notes	6.750	07/15/18	4,000	4,317,600
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A	6.125	12/15/20	3,560	3,628,067
Freeport-McMoRan, Inc., Gtd. Notes	2.150	03/01/17	716	713,315
Gtd. Notes	2.300	11/14/17	21,755	21,374,288
International Wire Group, Inc., Sr. Sec’d. Notes, 144A	10.750	08/01/21	4,375	4,194,531
Kinross Gold Corp. (Canada), Gtd. Notes	5.125	09/01/21	6,235	6,437,638
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500	11/01/20	13,965	14,733,075
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	5,150	5,304,500
Teck Resources Ltd. (Canada), Gtd. Notes	3.000	03/01/19	14,735	14,292,950
Gtd. Notes, 144A(d)	8.000	06/01/21	15,705	16,951,584

				94,401,448

Miscellaneous Manufacturing 1.0%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.750	04/15/19	6,650	6,666,625
Sr. Unsec’d. Notes, 144A	7.500	03/15/18	1,586	1,673,230
Koppers, Inc., Gtd. Notes	7.875	12/01/19	13,597	13,868,940

				22,208,795

Oil & Gas 0.7%
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	5.500	08/01/20	1,600	1,624,160
Gtd. Notes, 144A	6.250	04/15/21	9,000	9,270,000
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	2,147	2,087,957
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500	08/01/20	2,850	2,926,594

				15,908,711

Oil & Gas Services 0.4%
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc., Gtd. Notes	6.625	05/01/21	4,197	4,144,537
PHI, Inc., Gtd. Notes	5.250	03/15/19	650	619,125
SESI LLC, Gtd. Notes(d)	6.375	05/01/19	4,950	4,900,500

				9,664,162

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	23

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Packaging & Containers 4.3%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%	04/15/19		12,534	$12,968,190
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250	01/31/19		1,400	1,431,500
Gtd. Notes, 144A	6.750	01/31/21		5,250	5,440,312
Ball Corp., Gtd. Notes	3.500	12/15/20	EUR	1,450	1,799,359
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A (original cost $1,919,000; purchased 12/16/15 - 03/21/16)(e)(f)	7.875	11/01/19		2,200	2,244,000
Greif, Inc., Sr. Unsec’d. Notes	6.750	02/01/17		4,262	4,341,913
Sr. Unsec’d. Notes	7.750	08/01/19		18,460	20,836,725
Novelis, Inc., Gtd. Notes	8.750	12/15/20		8,965	9,390,837
Owens-Illinois, Inc., Gtd. Notes	7.800	05/15/18		4,829	5,287,755
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19		7,200	6,804,000
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $8,964,954; purchased 11/04/15 - 05/31/16)(e)(f)	6.500	10/01/21		8,977	9,336,080
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes	9.875	08/15/19		2,342	2,409,333
Sr. Sec’d. Notes	5.750	10/15/20		1,000	1,031,250
Sealed Air Corp., Gtd. Notes, 144A	6.500	12/01/20		2,365	2,707,925
Verallia Packaging SASU (France), Sr. Sec’d. Notes, 144A	5.125	08/01/22	EUR	5,500	6,567,485

					92,596,664

Pharmaceuticals 1.3%
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19		5,443	5,497,430
NBTY, Inc., Sr. Unsec’d. Notes, 144A (original cost $6,900,000; purchased 04/21/16)(d)(e)(f)	7.625	05/15/21		6,900	7,055,250
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375	03/15/20		8,350	7,869,875
Gtd. Notes, 144A(d)	6.375	10/15/20		2,300	2,196,500
Gtd. Notes, 144A(d)	6.750	08/15/18		466	467,351
Gtd. Notes, 144A	7.500	07/15/21		6,150	6,044,282

					29,130,688

Pipelines 1.2%
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $10,075,000; purchased 06/23/16)(e)(f)	5.625	04/15/20		10,000	10,462,500

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Rockies Express Pipeline LLC, (cont’d.)
Sr. Unsec’d. Notes, 144A (original cost $3,247,125; purchased 01/10/13 - 05/26/15)(e)(f)	6.000%	01/15/19		3,100	$3,262,750
Sr. Unsec’d. Notes, 144A (original cost $2,544,000; purchased 08/22/16)(e)(f)	6.850	07/15/18		2,400	2,541,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125	10/15/21		8,975	9,401,312

					25,667,562

Real Estate 0.3%
Grainger PLC (United Kingdom), Sr. Sec’d. Notes, RegS	5.000	12/16/20	GBP	3,150	4,417,226
Realogy Group LLC/Realogy Co-issuer Corp., Gtd. Notes, 144A	5.250	12/01/21		2,900	3,037,750

					7,454,976

Real Estate Investment Trusts (REITs) 1.2%
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21		15,690	16,415,662
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	02/15/22		2,650	2,779,188
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500	02/01/21		5,925	6,221,250

					25,416,100

Retail 3.1%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19		8,630	4,975,195
Dollar Tree, Inc., Gtd. Notes	5.250	03/01/20		1,175	1,223,469
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20		2,700	2,706,750
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $1,126,438; purchased 12/10/13 - 01/03/14)(e)(f)	9.250	06/15/21		1,075	1,136,812
L Brands, Inc., Gtd. Notes	6.625	04/01/21		2,500	2,887,500
Gtd. Notes	8.500	06/15/19		2,195	2,570,894
Landry’s, Inc., Gtd. Notes, 144A (original cost $26,415,969; purchased 05/27/14 - 07/14/16)(e)(f)	9.375	05/01/20		24,650	25,944,125
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A(d)	8.000	10/15/21		8,140	6,965,398
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(d)	5.750	06/01/22		4,700	4,905,625
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	6,000	7,060,792
Yum! Brands, Inc., Sr. Unsec’d. Notes(d)	3.875	11/01/20		5,700	5,928,000

					66,304,560

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	25

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Semiconductors 2.4%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%	01/15/22		2,730	$2,877,420
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18		2,800	2,863,000
Gtd. Notes, 144A	4.125	06/01/21		10,145	10,611,670
Gtd. Notes, 144A	5.750	02/15/21		26,100	27,209,250
Sr. Unsec’d. Notes, 144A	3.875	09/01/22		7,225	7,342,406

					50,903,746

Software 3.9%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625	09/15/21		12,467	13,028,015
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18		1,635	1,590,037
Change Healthcare Holdings, Inc., Gtd. Notes	11.000	12/31/19		17,000	17,977,500
Gtd. Notes, 144A	6.000	02/15/21		7,088	7,513,280
First Data Corp., Sr. Sec’d. Notes, 144A	6.750	11/01/20		17,407	18,103,280
Infor US, Inc., Sr. Sec’d. Notes, 144A (original cost $11,865,710; purchased 08/11/15 - 02/03/16)(d)(e)(f)	5.750	08/15/20		11,809	12,464,518
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20		12,611	12,910,511

					83,587,141

Telecommunications 6.5%
CenturyLink, Inc., Series Q, Sr. Unsec’d. Notes	6.150	09/15/19		613	665,105
Series V, Sr. Unsec’d. Notes(d)	5.625	04/01/20		2,600	2,769,000
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750	12/01/16		7,600	7,837,500
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		4,500	4,668,750
Sr. Sec’d. Notes, 144A(d)	4.375	06/15/20		6,605	6,836,175
eircom Finance DAC (Ireland), Sr. Sec’d. Notes, 144A	4.500	05/31/22	EUR	2,350	2,679,679
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18		1,150	1,265,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(d)	7.250	04/01/19		5,032	4,031,890
Interoute Finco PLC (United Kingdom), Sr. Sec’d. Notes, 144A	7.375	10/15/20	EUR	2,500	3,018,684
Level 3 Financing, Inc., Gtd. Notes	6.125	01/15/21		14,258	14,792,675
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18		9,310	10,252,637
Sr. Unsec’d. Notes(d)	8.375	08/15/17		9,192	9,573,560

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
T-Mobile USA, Inc., Gtd. Notes	6.250%		04/01/21		9,565	$9,983,469
Gtd. Notes	6.464		04/28/19		6,750	6,885,000
Gtd. Notes	6.542		04/28/20		2,475	2,555,438
Gtd. Notes	6.625		11/15/20		1,750	1,806,875
Gtd. Notes	6.731		04/28/22		3,981	4,185,026
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625		04/03/18		400	406,480
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999		06/04/18		1,470	1,592,304
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000		05/15/17		14,460	14,460,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125		04/30/18		1,000	1,098,524
West Corp., Sr. Sec’d. Notes, 144A	4.750		07/15/21		7,707	7,861,140
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	3.705	(a)	07/15/20	EUR	2,000	2,222,532
Sr. Sec’d. Notes, 144A(d)	6.500		04/30/20		8,275	8,662,932
Windstream Services LLC, Gtd. Notes	7.875		11/01/17		10,422	11,021,265

						141,131,640

Textiles 0.2%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250		06/01/21		4,150	4,321,187

Transportation 0.5%
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A	7.875		09/01/19		10,477	10,896,080

TOTAL CORPORATE BONDS (cost $1,966,546,265)						1,973,970,275

TOTAL LONG-TERM INVESTMENTS (cost $2,098,079,858)						2,104,762,036

				Shares
SHORT-TERM INVESTMENTS 11.2%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $59,924,154)(g)(Note 3)					59,924,154	59,924,154
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $182,146,437)(g)(h)(Note 3)					182,146,437	182,146,437

TOTAL SHORT-TERM INVESTMENTS (cost $242,070,591)						242,070,591

TOTAL INVESTMENTS 108.7% (cost $2,340,150,449)(Note 5)						2,346,832,627
Liabilities in excess of other assets(i) (8.7)%						(186,865,960)

NET ASSETS 100.0%						$2,159,966,667

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	27

Portfolio of Investments (continued)

as of August 31, 2016

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2016.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $21,248,811 and 0.98% of net assets.
(c)	Interest rate not available as of August 31, 2016.
(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $176,597,090; cash collateral of $182,146,437 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(e)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $176,965,531. The aggregate value of $177,978,730 is approximately 8.2% of net assets.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short
Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at August 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
55	2 Year U.S. Treasury Notes	Dec. 2016	$12,006,477	$12,007,188	$711
155	5 Year U.S. Treasury Notes	Dec. 2016	18,828,426	18,793,750	(34,676)
583	10 Year U.S. Treasury Notes	Dec. 2016	76,509,039	76,327,453	(181,586)

					$(215,551)

Cash of $1,100,000 has been segregated with JPMorgan Chase to cover requirements for open futures contracts as of August 31, 2016.

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at August 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 09/02/16	Goldman Sachs & Co.	GBP	13,677	$18,059,972	$17,959,529	$(100,443)
Euro,
Expiring 09/02/16	Goldman Sachs & Co.	EUR	41,278	46,570,152	46,043,811	(526,341)

				$64,630,124	$64,003,340	$(626,784)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 09/02/16	Goldman Sachs & Co.	GBP	13,677	$17,955,482	$17,959,529	$(4,047)
Expiring 10/04/16	Goldman Sachs & Co.	GBP	13,677	18,073,513	17,974,778	98,735
Euro,
Expiring 09/02/16	Barclays Capital Group	EUR	2,044	2,288,812	2,280,448	8,364
Expiring 09/02/16	Goldman Sachs & Co.	EUR	39,234	43,185,685	43,763,363	(577,678)
Expiring 10/04/16	Goldman Sachs & Co.	EUR	41,278	46,637,435	46,113,740	523,695

				$128,140,927	$128,091,858	49,069

						$(577,715)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$109,542,950	$21,248,811
Corporate Bonds	—	1,973,970,275	—
Affiliated Mutual Funds	242,070,591	—	—

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	29

Portfolio of Investments (continued)

as of August 31, 2016

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(215,551)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(577,715)	—

Total	$241,855,040	$2,082,935,510	$21,248,811

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2016 were as follows (unaudited):

Media	11.3%
Affiliated Mutual Funds (including 8.4% of collateral for securities on loan)	11.2
Healthcare-Services	8.0
Entertainment	7.2
Home Builders	6.6
Telecommunications	6.5
Packaging & Containers	4.7
Electric	4.5
Mining	4.5
Software	3.9
Lodging	3.5
Retail	3.3
Semiconductors	2.4
Technology	2.3
Chemicals	2.3
Food	2.2
Computers	1.9
Healthcare-Products	1.4
Iron/Steel	1.4
Pharmaceuticals	1.3
Commercial Services	1.3
Internet	1.3
Diversified Financial Services	1.2
Pipelines	1.2
Real Estate Investment Trusts (REITs)	1.2
Miscellaneous Manufacturing	1.0
Leisure Time	1.0
Airlines	0.9
Auto Parts & Equipment	0.8%
Oil & Gas	0.7
Forest Products & Paper	0.7
Machinery-Diversified	0.6
Media & Entertainment	0.6
Building Materials	0.6
Transportation	0.5
Electrical Components & Equipment	0.5
Environmental Control	0.5
Oil & Gas Services	0.4
Beverages	0.4
Real Estate	0.3
Building Materials & Construction	0.3
Consumer Products	0.3
Distribution/Wholesale	0.3
Foods	0.2
Machinery-Construction & Mining	0.2
Gaming	0.2
Holding Companies—Diversified	0.2
Textiles	0.2
Apparel	0.2
Auto Manufacturers	0.2
Agriculture	0.2
Electronics	0.1

108.7
Liabilities in excess of other assets	(8.7)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

30

Fair values of derivative instruments as of August 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$630,794		Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,208,509
Interest rate contracts	Due from/to broker—variation margin futures	711	*	Due from/to broker—variation margin futures	216,262	*

		$631,505			$1,424,771

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*	Futures	Total
Foreign exchange contracts	$3,986,842	$—	$3,986,842
Interest rate contracts	—	2,021,885	2,021,885

	$3,986,842	$2,021,885	$6,008,727

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*	Futures	Total
Foreign exchange contracts	$(410,845)	$—	$(410,845)
Interest rate contracts	—	(215,551)	(215,551)

	$(410,845)	$(215,551)	$(626,396)

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	31

Portfolio of Investments (continued)

as of August 31, 2016

For the year ended August 31, 2016, the Fund’s average volume of derivative activities are as follows:

Futures Contracts— Long Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)	Forward Foreign Currency Exchange Contracts— Sold(2)
$47,324,996	$47,314,407	$93,481,373

(1)	Value at Trade Date.
(2)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Barclays Capital Group	$8,364	$—	$—	$8,364
Goldman Sachs & Co.	622,430	(622,430)	—	—

	$630,794

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Barclays Capital Group	$—	$—	$—	$—
Goldman Sachs & Co.	(1,208,509)	622,430	586,079	—

	$(1,208,509)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

32

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets

ANNUAL REPORT	August 31, 2016

Prudential Short Duration High Yield Income Fund

Statement of Assets & Liabilities

as of August 31, 2016

Assets
Investments at value, including securities on loan of $176,597,090:
Unaffiliated investments (cost $2,098,079,858)	$2,104,762,036
Affiliated investments (cost $242,070,591)	242,070,591
Cash	47,850
Foreign currency, at value (cost $5,112,270)	5,146,532
Deposit with Broker for futures	1,100,000
Dividends and interest receivable	36,538,273
Receivable for Fund shares sold	11,661,725
Cash segregated for Counterparty—OTC	710,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	630,794
Due from broker—variation margin futures	4,141
Prepaid expenses	24,265

Total assets	2,402,696,207

Liabilities
Payable to broker for collateral for securities on loan	182,146,437
Payable for investments purchased	49,226,905
Payable for Fund shares reacquired	6,493,468
Dividends payable	1,617,033
Management fee payable	1,253,162
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,208,509
Distribution fee payable	426,027
Accrued expenses and other liabilities	331,601
Affiliated transfer agent fee payable	26,398

Total liabilities	242,729,540

Net Assets	$2,159,966,667

Net assets were comprised of:
Common stock, at par	$2,358,777
Paid-in capital in excess of par	2,253,728,155

2,256,086,932
Undistributed net investment income	3,303,351
Accumulated net realized loss on investment and foreign currency transactions	(105,346,520)
Net unrealized appreciation on investments and foreign currencies	5,922,904

Net assets, August 31, 2016	$2,159,966,667

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($560,799,777 ÷ 61,246,642 shares of common stock issued and outstanding)	$9.16
Maximum sales charge (3.25% of offering price)	0.31

Maximum offering price to public	$9.47

Class C
Net asset value, offering price and redemption price per share ($372,754,266 ÷ 40,717,502 shares of common stock issued and outstanding)	$9.15

Class Q
Net asset value, offering price and redemption price per share ($25,251,833 ÷ 2,756,739 shares of common stock issued and outstanding)	$9.16

Class Z
Net asset value, offering price and redemption price per share ($1,201,160,791 ÷ 131,156,851 shares of common stock issued and outstanding)	$9.16

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	35

Statement of Operations

Year Ended August 31, 2016

Net Investment Income (Loss)
Income
Interest income (net of foreign withholding taxes of $22,496)	$89,774,599
Income from securities lending, net (including affiliated: $573,615)	639,401
Affiliated dividend income	273,647

Total income	90,687,647

Expenses
Management fee	11,051,360
Distribution fee—Class A	1,064,323
Distribution fee—Class C	3,043,645
Transfer agent’s fees and expenses (including affiliated expense of $126,100)	1,432,000
Custodian and accounting fees (net of $18,000 fee credit)	174,000
Registration fees	181,000
Shareholders’ reports	141,000
Audit fee	51,000
Directors’ fees	34,000
Legal fees and expenses	29,000
Insurance expenses	15,000
Commitment fee on syndicated credit agreement	11,000
Loan interest expense	453
Miscellaneous	15,860

Total expenses	17,243,641

Net investment income (loss)	73,444,006

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(23,553,321)
Futures transactions	2,021,885
Foreign currency transactions	3,318,544

(18,212,892)

Net change in unrealized appreciation (depreciation) on:
Investments	45,791,568
Futures	(215,551)
Foreign currencies	(377,090)

45,198,927

Net gain (loss) on investment and foreign currency transactions	26,986,035

Net Increase (Decrease) In Net Assets Resulting From Operations	$100,430,041

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$73,444,006	$63,820,402
Net realized gain (loss) on investment and foreign currency transactions	(18,212,892)	(24,873,937)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	45,198,927	(31,434,230)

Net increase (decrease) in net assets resulting from operations	100,430,041	7,512,235

Dividends from net investment income (Note 1)
Class A	(25,539,567)	(23,809,565)
Class C	(16,083,770)	(16,414,851)
Class Q	(1,880,885)	(849,991)
Class Z	(50,943,610)	(43,993,700)

	(94,447,832)	(85,068,107)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,414,160,621	707,876,725
Net asset value of shares issued in reinvestment of dividends and distributions	77,629,635	68,803,234
Cost of shares reacquired	(664,329,641)	(884,014,895)

Net increase (decrease) in net assets from Fund share transactions	827,460,615	(107,334,936)

Total increase (decrease)	833,442,824	(184,890,808)

Net Assets:
Beginning of year	1,326,523,843	1,511,414,651

End of year(a)	$2,159,966,667	$1,326,523,843

(a) Includes undistributed net investment income of:	$3,303,351	$3,402,928

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	37

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a diversified, open-end management investment company. The Company consists of two funds: Prudential High Yield Fund and Prudential Short Duration High Yield Income Fund (the “Fund”). These financial statements relate to Prudential Short Duration High Yield Income Fund. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

38

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are

Prudential Short Duration High Yield Income Fund	39

Notes to Financial Statements (continued)

restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest,

40

dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented on the Statement of Operations as net realized gain (loss) on futures transactions.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Prudential Short Duration High Yield Income Fund	41

Notes to Financial Statements (continued)

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS’’) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional

42

amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed

Prudential Short Duration High Yield Income Fund	43

Notes to Financial Statements (continued)

to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2016, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment in Kind Securities: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

44

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Prudential Short Duration High Yield Income Fund	45

Notes to Financial Statements (continued)

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Funds through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets up to $2 billion and .675% of the average daily net assets in excess of $2 billion. The effective management fee rate was .70% for the year ended August 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $1,465,097 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2016. From these

46

fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2016 it received $944 and $45,393 in contingent deferred sales charges imposed upon certain redemptions by Class A and Class C shareholders, respectively.

PI, PIMS and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period September 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $64,099 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totaled $37,029.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investments Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prudential Short Duration High Yield Income Fund	47

Notes to Financial Statements (continued)

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended August 31, 2016, were $1,667,206,951 and $879,958,987, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2016, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $20,904,249 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies and paydown gains/losses. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2016 and August 31, 2015, the tax character of dividends paid by the Fund were $94,447,832 and $85,068,107 of ordinary income, respectively.

As of August 31, 2016, the accumulated undistributed earnings on a tax basis was $4,346,193 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$2,366,520,876	$29,299,281	$(48,987,530)	$(19,688,249)	$33,992	$(19,654,257)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

48

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2016 of approximately $50,183,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $29,008,000 as having been incurred in the following fiscal year (August 31, 2017).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund is authorized to issue 6 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class C, Class Q and Class Z common stock. Of the authorized shares of common stock of the Fund, 225 million shares are designated for Class A common stock, 175 million shares are designated for Class C common stock, 200 million shares are designated for Class Q common stock and 450 million shares are designated for Class Z common stock.

As of August 31, 2016, eight shareholders of record held 70% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Prudential Short Duration High Yield Income Fund	49

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2016:
Shares sold	37,147,008	$334,829,196
Shares issued in reinvestment of dividends and distributions	2,274,525	20,549,889
Shares reacquired	(16,603,982)	(149,859,044)

Net increase (decrease) in shares outstanding before conversion	22,817,551	205,520,041
Shares issued upon conversion from other share class(es)	615,124	5,533,122
Shares reacquired upon conversion into other share class(es)	(1,950,292)	(17,728,467)

Net increase (decrease) in shares outstanding	21,482,383	$193,324,696

Year ended August 31, 2015:
Shares sold	18,993,279	$179,576,725
Shares issued in reinvestment of dividends and distributions	1,980,302	18,676,378
Shares reacquired	(22,297,696)	(210,456,748)

Net increase (decrease) in shares outstanding before conversion	(1,324,115)	(12,203,645)
Shares issued upon conversion from other share class(es)	368,039	3,479,142
Shares reacquired upon conversion into other share class(es)	(1,840,221)	(17,585,823)

Net increase (decrease) in shares outstanding	(2,796,297)	$(26,310,326)

Class C
Year ended August 31, 2016:
Shares sold	17,414,804	$157,253,158
Shares issued in reinvestment of dividends and distributions	1,461,123	13,191,485
Shares reacquired	(8,553,477)	(77,080,574)

Net increase (decrease) in shares outstanding before conversion	10,322,450	93,364,069
Shares issued upon conversion from other share class(es)	4,154	37,642
Shares reacquired upon conversion into other share class(es)	(766,930)	(6,939,741)

Net increase (decrease) in shares outstanding	9,559,674	$86,461,970

Year ended August 31, 2015:
Shares sold	10,141,711	$95,921,687
Shares issued in reinvestment of dividends and distributions	1,381,553	13,025,422
Shares reacquired	(11,351,594)	(107,095,423)

Net increase (decrease) in shares outstanding before conversion	171,670	1,851,686
Shares reacquired upon conversion into other share class(es)	(365,355)	(3,449,149)

Net increase (decrease) in shares outstanding	(193,685)	$(1,597,463)

50

Class Q	Shares	Amount
Year ended August 31, 2016:
Shares sold	5,587,522	$50,273,926
Shares issued in reinvestment of dividends and distributions	169,552	1,531,871
Shares reacquired**	(4,811,269)	(43,427,416)

Net increase (decrease) in shares outstanding	945,805	$8,378,381

Period ended August 31, 2015:*
Shares sold	2,380,380	$22,434,988
Shares issued in reinvestment of dividends and distributions	93,124	875,633
Shares reacquired	(1,248,412)	(11,714,200)

Net increase (decrease) in shares outstanding before conversion	1,225,092	11,596,421
Shares issued upon conversion from other share class(es)	585,842	5,618,230

Net increase (decrease) in shares outstanding	1,810,934	$17,214,651

Class Z
Year ended August 31, 2016:
Shares sold	96,806,697	$871,804,341
Shares issued in reinvestment of dividends and distributions	4,685,662	42,356,390
Shares reacquired	(43,679,284)	(393,962,607)

Net increase (decrease) in shares outstanding before conversion	57,813,075	520,198,124
Shares issued upon conversion from other share class(es)	2,685,462	24,376,877
Shares reacquired upon conversion into other share class(es)	(586,370)	(5,279,433)

Net increase (decrease) in shares outstanding	59,912,167	$539,295,568

Year ended August 31, 2015:
Shares sold	43,434,849	$409,943,325
Shares issued in reinvestment of dividends and distributions	3,840,463	36,225,801
Shares reacquired	(58,749,440)	(554,748,524)

Net increase (decrease) in shares outstanding before conversion	(11,474,128)	(108,579,398)
Shares issued upon conversion from other shares class(es)	2,187,341	20,870,393
Shares reacquired upon conversion into other share class(es)	(933,495)	(8,932,793)

Net increase (decrease) in shares outstanding	(10,220,282)	$(96,641,798)

*	Commenced operations October 27, 2014.
**	Includes affiliated redemptions of 1,115 shares with a value of $10,143 for Class Q shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Fund had another SCA that provided a commitment of $900 million and the Fund paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Short Duration High Yield Income Fund	51

Notes to Financial Statements (continued)

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Fund utilized the SCA during the year ended August 31, 2016. The average daily balance for the 10 days that the Fund had loans outstanding during the period was $1,151,500, borrowed at an average weighted interest rate of 1.45%. The maximum loan balance outstanding during the period was $2,162,000. At August 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

52

Financial Highlights

Class A Shares
	Year Ended August 31,			October 26, 2012(a)(b) through August 31,
	2016(b)	2015(b)	2014(b)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.21	$9.73	$9.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.42	.44	.45	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.37)	.09	(.09)
Total from investment operations	.50	.07	.54	.25
Less Dividends:
Dividends from net investment income	(.55)	(.59)	(.60)	(.46)
Net asset value, end of period	$9.16	$9.21	$9.73	$9.79
Total Return(c):	5.68%	.72%	5.55%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$560,800	$366,345	$413,957	$173,606
Average net assets (000)	$425,721	$381,350	$354,627	$55,859
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.08%	1.11%	1.09%	1.15%	(f)
Expenses before waivers and/or expense reimbursement(e)	1.08%	1.14%	1.14%	1.25%	(f)
Net investment income (loss)	4.67%	4.70%	4.63%	4.16%	(f)
Portfolio turnover rate	58%	56%	60%	30%	(g)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	53

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,			October 26, 2012(a)(b) through August 31,
	2016(b)	2015(b)	2014(b)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.21	$9.73	$9.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.36	.37	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(.37)	.08	(.10)
Total from investment operations	.42	-	.46	.18
Less Dividends:
Dividends from net investment income	(.48)	(.52)	(.52)	(.39)
Net asset value, end of period	$9.15	$9.21	$9.73	$9.79
Total Return(c):	4.78%	(.02)%	4.77%	1.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$372,754	$286,999	$304,897	$75,539
Average net assets (000)	$304,363	$298,555	$194,085	$25,240
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.83%	1.86%	1.83%	1.90%	(e)
Expenses before waivers and/or expense reimbursement	1.83%	1.86%	1.83%	1.95%	(e)
Net investment income (loss)	3.94%	3.95%	3.86%	3.38%	(e)
Portfolio turnover rate	58%	56%	60%	30%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

54

Class Q Shares
	Year Ended August 31, 2016(b)	October 27, 2014(a) through August 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.22	$9.59
Income (loss) from investment operations:
Net investment income (loss)	.45	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(.24)
Total from investment operations	.52	.15
Less Dividends:
Dividends from net investment income	(.58)	(.52)
Net asset value, end of period	$9.16	$9.22
Total Return(c):	5.92%	1.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,252	$16,690
Average net assets (000)	$29,782	$15,387
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.74%	.77%	(e)
Expenses before waivers and/or expense reimbursement	.74%	.77%	(e)
Net investment income (loss)	4.99%	4.77%	(e)
Portfolio turnover rate	58%	56%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the year.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	55

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,			October 26, 2012(a)(b) through August 31,
	2016(b)	2015(b)	2014(b)	2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.21	$9.73	$9.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.44	.47	.48	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.38)	.08	(.09)
Total from investment operations	.52	.09	.56	.27
Less Dividends:
Dividends from net investment income	(.57)	(.61)	(.62)	(.48)
Net asset value, end of period	$9.16	$9.21	$9.73	$9.79
Total Return(c):	5.94%	.98%	5.82%	2.74%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,201,161	$656,491	$792,560	$181,587
Average net assets (000)	$818,901	$675,793	$507,805	$69,695
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.83%	.86%	.84%	.90%	(e)
Expenses before waivers and/or expense reimbursement	.83%	.86%	.84%	1.04%	(e)
Net investment income (loss)	4.90%	4.96%	4.89%	4.29%	(e)
Portfolio turnover rate	58%	56%	60%	30%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

56

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration High Yield Income Fund, a series of Prudential Investment Portfolios, Inc. 15, (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from October 26, 2012 (commencement of operation) through August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period the ended and the period from October 26, 2012 (commencement of operation) through August 31, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2016

Prudential Short Duration High Yield Income Fund	57

Tax Information (unaudited)

For the year ended August 31, 2016, the Fund reports the maximum amount allowable but not less than 80.38% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2016.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration High Yield Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Short Duration High Yield Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Short Duration High Yield Income Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at prudentialfunds.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Income Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its Prudential Fixed Income (“PFI”) unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc. 15.

Prudential Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, between PI and PGIM, which, through its PFI unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PFI, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser and sub-subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PFI and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PFI, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PFI’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PFI, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PFI, and PGIML. The Board noted that PFI and PGIML are affiliated with PI.

Visit our website at prudentialfunds.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PFI, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PFI, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, PFI, and PGIML

The Board considered potential ancillary benefits that might be received by PI, PFI, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PFI and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, PFI, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2015. The Board considered that the Fund commenced operations on October 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets

Visit our website at prudentialfunds.com

forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund outperformed its benchmark index for the one- and three-year periods.
•	The Board noted that the subadviser should have more time to develop a performance record.
•

The Board noted information provided by PI which indicated that the Fund’s net total expense ratio and actual management fee were within ten and nine basis points, respectively, of the median of all funds included in the Peer Group.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements to allow the subadviser to continue to develop a performance record.

•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Income Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	HYSAX	HYSCX	HYSQX	HYSZX
CUSIP	74442J109	74442J208	74442J406	74442J307

MF216E    0297820-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential High Yield Fund

ANNUAL REPORT	AUGUST 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Current income, and capital appreciation as a secondary objective

Highlights

PRUDENTIAL HIGH YIELD FUND

•	Sector allocations, led by an underweight in metals & mining, detracted from the Fund’s performance versus the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index.

•	Security selection, highlighted by positions in the upstream energy, consumer non-cyclical, banking, cable & satellite, and paper & packaging sectors, added to returns.

•

The Fund was held back by security selection within the electric & water, retailers & restaurants, and gaming/lodging/leisure sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at prudentialfunds.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at its July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential High Yield Fund

October 14, 2016

Prudential High Yield Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.96	40.96	102.02	—
Class B	7.43	37.29	92.33	—
Class C	7.16	35.86	89.75	—
Class Q	8.56	N/A	N/A	40.08 (10/31/11)
Class R	7.70	39.23	97.51	—
Class Z	8.26	42.88	107.69	—
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index	9.20	43.13	111.66	—
Lipper High Yield Funds Average	6.12	35.43	83.94	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.30	6.91	6.73	—
Class B	5.76	7.18	6.69	—
Class C	9.49	7.06	6.55	—
Class Q	11.51	N/A	N/A	7.22 (10/31/11)
Class R	11.03	7.63	6.98	—
Class Z	11.62	8.14	7.52	—
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index	12.71	8.30	7.71	—
Lipper High Yield Funds Average	9.32	7.05	6.19	—

4	Visit our website at prudentialfunds.com

Average Annual Total Returns (With Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.10	6.13	6.79	—
Class B	2.43	6.39	6.76	—
Class C	6.16	6.32	6.62	—
Class Q	8.56	N/A	N/A	7.22 (10/31/11)
Class R	7.70	6.84	7.04	—
Class Z	8.26	7.40	7.58	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.96	7.11	7.29	—
Class B	7.43	6.54	6.76	—
Class C	7.16	6.32	6.62	—
Class Q	8.56	N/A	N/A	7.22 (10/31/11)
Class R	7.70	6.84	7.04	—
Class Z	8.26	7.40	7.58	—

Growth of a $10,000 Investment

Prudential High Yield Fund	5

Your Fund’s Performance (continued)

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2006) and the account values at the end of the current fiscal year (August 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None

6	Visit our website at prudentialfunds.com

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	.75%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index—The Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar-denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The cumulative total return for the Index measured from the month-end closest to the inception date through 8/31/16 is 39.59% for Class Q shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 7.16% for Class Q shares.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 8/31/16 is 32.60% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 5.99% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential High Yield Fund	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/16 (%)
BBB	5.7
BB	36.3
B	43.9
CCC	11.8
CC	0.3
C	0.0
Not Rated	0.2
Cash/Cash Equivalents	1.8
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.33	5.65	5.65
Class B	0.31	5.43	5.43
Class C	0.29	5.18	5.18
Class Q	0.35	6.33	6.33
Class R	0.32	5.67	5.42
Class Z	0.35	6.16	6.16

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

8	Visit our website at prudentialfunds.com

Strategy and Performance Overview

How did the Fund perform?

The Prudential High Yield Fund’s Class A shares returned 7.96% during the 12-month reporting period that ended August 31, 2016, underperforming the 9.20% return of the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) and outperforming the 6.12% return of the Lipper High Yield Funds Average.

What were market conditions?

•

High yield corporate bonds posted impressive gains during the reporting period, with the Index outperforming US Treasuries by 558 basis points. (A basis point is 1/100th of a percent.) The Index’s yield to worst ended the period at 6.34%, tightening 98 basis points over the course of the period. The yield to worst is the lowest potential yield that can be received on a portfolio of bonds without the issuers actually defaulting.

•

The high yield corporate bond market faced several hurdles during the period, including continued volatility within commodity-related sectors, concerns about Federal Reserve interest rate hikes, redemptions at a few mutual funds specializing in distressed debt, and the surprise “leave” vote in the UK’s referendum on membership in the European Union (commonly known as “Brexit”).

•	The volatility of high yield energy bonds was a major story, with the sector appearing among either the top performers or bottom performers in every month of the period.

•

High yield default volume was at its lowest level in 17 months near the end of the period, with just one company defaulting during August for a total of $940 million in bonds. At period end, the par-weighted US high yield default rate was 3.52%. However, with commodity-related sectors excluded, the default rate was just 0.53%—well below historical averages. The par-weighted default rate is the rate of issuers who fail to remain current on their bonds based on the par amount.

•

Among the best performers in the Index were the integrated energy, metals & mining, telecommunications, aerospace/defense, and consumer products sectors. The environmental, independent energy, and pharmaceuticals sectors lagged.

What worked?

•	The Fund benefited from security selection, highlighted by positions in the upstream energy, consumer non-cyclical, banking, cable & satellite, and paper & packaging sectors.

•

Underweight positions relative to the Index in energy names, including oil and natural gas companies Linn Energy and Energy XXI, added to performance. The Fund was also bolstered by underweights in Intelsat Investments, a Luxembourg-headquartered satellite services business, and Royal Bank of Scotland. In addition, an overweight in Roundy’s Supermarkets enhanced returns.

Prudential High Yield Fund	9

Strategy and Performance Overview (continued)

•

Within its sector allocations, the Fund’s underweight in the upstream energy sector contributed positively to performance. Overweight positions in the gaming/lodging/leisure and capital goods sectors, as well as an underweight in the transportation & environmental services sector, added to results.

What didn’t work?

•

The Fund was hurt by its sector allocations overall, with an underweight in metals & mining the largest detractor from relative performance. Overweight positions in the health care & pharmaceutical sector and the electric & water sector limited results as well.

•	The Fund was hampered by security selection within the electric & water, retailers & restaurants, and gaming/lodging/leisure sectors.

•

In terms of individual issue selection, the largest individual detractors from Fund performance were overweight positions in integrated power company NRG Energy, retailer Neiman Marcus, and health care services companies Community Health Systems and Tenet Healthcare Corporation.

Did the Fund use derivatives, and how did they affect performance?

•	Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments.

•

On various occasions throughout the reporting period, the Fund used the Markit CDX High Yield Index to obtain broad market exposure. The positions added to the Fund’s performance, although the CDX underperformed cash bonds. The CDX HY Index is based on a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance.

•	In addition, the Fund used US Treasury futures to hedge interest rate risk relative to the Index. The derivatives helped to immunize any impact from interest rate fluctuation.

Current outlook

•

Prudential Fixed Income has a positive long-term outlook on high yield corporate bonds, with demand for the asset class supported by a thirst for yield as global interest rates fall amid low inflation and supportive central bank monetary policy.

•

Credit risk measures were mixed at the end of the reporting period and defaults were increasing. However, outside of the energy and basic materials sectors, Prudential Fixed Income believes default rates should remain manageable through 2017.

•	At the end of the period, Prudential Fixed Income’s key positioning themes were continued underweights in commodity-related sectors, including energy and metals &

10	Visit our website at prudentialfunds.com

mining. Underweights were also maintained in the telecommunications and the finance & insurance sectors. Sector overweights included gaming/lodging/leisure, chemicals, and technology.

Prudential High Yield Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2016, at the beginning of the period, and held through the six-month period ended August 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

12	Visit our website at prudentialfunds.com

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential High Yield Fund		Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,138.90	0.81%	$4.35
	Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12
Class B	Actual	$1,000.00	$1,134.00	1.31%	$7.03
	Hypothetical	$1,000.00	$1,018.55	1.31%	$6.65
Class C	Actual	$1,000.00	$1,132.60	1.56%	$8.36
	Hypothetical	$1,000.00	$1,017.29	1.56%	$7.91
Class Q	Actual	$1,000.00	$1,140.80	0.44%	$2.37
	Hypothetical	$1,000.00	$1,022.92	0.44%	$2.24
Class R	Actual	$1,000.00	$1,137.50	1.06%	$5.70
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
Class Z	Actual	$1,000.00	$1,140.30	0.56%	$3.01
	Hypothetical	$1,000.00	$1,022.32	0.56%	$2.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2016, and divided by the 366 days in the Fund's fiscal year ended August 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential High Yield Fund	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended August 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.82	0.82
B	1.32	1.32
C	1.57	1.57
Q	0.45	0.45
R	1.32	1.07
Z	0.57	0.57

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

14	Visit our website at prudentialfunds.com

Portfolio of Investments

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 96.0%

BANK LOANS(a) 1.2%

Building Materials & Construction
Beazer Homes USA, Inc.(b)	6.406%	03/09/18	1,942	$1,922,545

Capital Goods 0.1%
Neff Rental LLC	7.250	06/09/21	4,541	4,384,381

Chemicals 0.3%
MacDermid, Inc.	5.500	06/07/20	7,965	7,950,587
Solenis International LP	7.750	07/31/22	7,500	7,166,250

				15,116,837

Energy - Other
American Energy-Marcellus LLC	8.500	08/04/21	3,825	271,575

Entertainment
Scientific Games International, Inc.	6.000	10/16/20	1,990	1,989,440

Gaming 0.2%
CCM Merger, Inc.	4.500	08/06/21	4,649	4,657,953
Golden Nugget, Inc.	5.500	11/21/19	2,614	2,625,025

				7,282,978

Lodging
Four Seasons Holdings, Inc.	6.250	12/28/20	1,750	1,752,917

Retailers 0.1%
Rite Aid Corp.	4.875	06/21/21	3,150	3,154,923

Technology 0.5%
Evergreen Skills Lux Sarl (Luxembourg)	9.250	04/28/22	24,000	12,720,000
Kronos, Inc.	9.750	04/30/20	10,534	10,748,407

				23,468,407

TOTAL BANK LOANS (cost $70,201,813)				59,344,003

See Notes to Financial Statements.

Prudential High Yield Fund	15

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 94.5%

Advertising 0.4%
Acosta, Inc., Sr. Unsec’d. Notes, 144A(c)	7.750%	10/01/22	20,450	$18,890,687

Aerospace & Defense 0.6%
Orbital ATK, Inc., Gtd. Notes	5.250	10/01/21	3,050	3,179,625
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	7,000	7,350,000
TransDigm, Inc., Gtd. Notes	6.000	07/15/22	1,325	1,378,000
Gtd. Notes(c)	6.500	07/15/24	4,830	5,011,125
Gtd. Notes	7.500	07/15/21	5,200	5,515,250
Gtd. Notes, 144A	6.375	06/15/26	8,550	8,721,000

				31,155,000

Agriculture 0.1%
Vector Group Ltd., Gtd. Notes	7.750	02/15/21	2,550	2,696,625

Apparel 0.1%
Levi Strauss & Co., Sr. Unsec’d. Notes(c)	5.000	05/01/25	4,225	4,383,438

Auto Manufacturers 0.1%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(c)	5.250	04/15/23	5,875	6,060,063
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(c)	5.625	02/01/23	650	685,750

				6,745,813

Auto Parts & Equipment 1.8%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875	08/15/26	9,750	9,884,062
American Axle & Manufacturing, Inc., Gtd. Notes(c)	6.250	03/15/21	3,925	4,101,625
Gtd. Notes	7.750	11/15/19	700	792,750
Dana Holding Corp., Sr. Unsec’d. Notes	5.375	09/15/21	675	702,000
Lear Corp., Gtd. Notes	4.750	01/15/23	775	807,938
Gtd. Notes	5.250	01/15/25	13,375	14,445,000
Meritor, Inc., Gtd. Notes(c)	6.250	02/15/24	8,900	8,325,060
Gtd. Notes	6.750	06/15/21	8,180	8,180,000
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750	05/15/23	7,200	7,488,000
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A(c)	6.750	11/15/22	1,756	1,940,452

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
TI Group Automotive Systems LLC, Sr. Unsec’d. Notes, 144A(c)	8.750%		07/15/23	7,425	$7,740,562
Titan International, Inc., Sr. Sec’d. Notes	6.875		10/01/20	4,350	4,099,875
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500		04/29/22	6,775	7,164,563
Gtd. Notes, 144A	4.750		04/29/25	8,825	9,365,531

					85,037,418

Banks 2.2%
Bank of America Corp., Series AA, Jr. Sub. Notes	6.100	(a)	12/31/49	12,150	12,772,687
Series M, Jr. Sub. Notes	8.125	(a)	12/29/49	1,300	1,338,802
Series X, Jr. Sub. Notes	6.250	(a)	12/31/49	3,100	3,255,000
Citigroup, Inc., Series N, Jr. Sub. Notes	5.800	(a)	12/31/49	9,440	9,567,440
Series O, Jr. Sub. Notes	5.875	(a)	12/31/49	4,050	4,110,750
Series P, Jr. Sub. Notes	5.950	(a)	12/31/49	19,750	20,404,219
Goldman Sachs Group, Inc. (The), Series M, Jr. Sub. Notes(c)	5.375	(a)	12/31/49	3,875	3,917,625
JPMorgan Chase & Co., Series 1, Jr. Sub. Notes	7.900	(a)	04/29/49	1,631	1,692,163
Series Q, Jr. Sub. Notes	5.150	(a)	12/31/49	3,225	3,232,256
Series R, Jr. Sub. Notes	6.000	(a)	12/31/49	1,075	1,133,265
Series U, Jr. Sub. Notes	6.125	(a)	12/31/49	1,530	1,638,056
Series X, Jr. Sub. Notes	6.100	(a)	12/31/49	8,972	9,574,739
Morgan Stanley, Series H, Jr. Sub. Notes	5.450	(a)	12/31/49	5,025	5,037,563
Series J, Jr. Sub. Notes(c)	5.550	(a)	12/31/49	3,200	3,280,000
Royal Bank of Scotland Group PLC, Jr. Sub. Notes	8.625	(a)	12/31/49	4,100	4,176,875
Standard Chartered PLC, Jr. Sub. Notes, 144A	7.500	(a)	12/31/49	4,100	4,095,900
Wells Fargo & Co., Series S, Jr. Sub. Notes	5.900	(a)	12/29/49	13,475	14,334,031

					103,561,371

Beverages 0.2%
Constellation Brands, Inc., Gtd. Notes(c)	4.750		12/01/25	2,200	2,393,875
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750		01/01/20	5,275	5,525,563

					7,919,438

Building Materials 1.9%
Builders FirstSource, Inc., Gtd. Notes, 144A	10.750		08/15/23	9,750	11,066,250
Sr. Sec’d. Notes, 144A	5.625		09/01/24	4,125	4,197,188

See Notes to Financial Statements.

Prudential High Yield Fund	17

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%	10/12/22	8,400	$9,313,500
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700	01/11/25	150	154,875
Sr. Sec’d. Notes, 144A	7.750	04/16/26	4,850	5,492,625
Griffon Corp., Gtd. Notes	5.250	03/01/22	18,700	18,793,500
James Hardie International Finance Ltd. (Australia), Gtd. Notes, 144A	5.875	02/15/23	8,650	9,017,625
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A (original cost $6,245,000; purchased 10/27/14)(d)(e)	5.375	11/15/24	6,245	6,643,119
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes(c)	6.125	07/15/23	9,265	9,403,975
Sr. Unsec’d. Notes, 144A	8.500	04/15/22	5,025	5,489,812
US Concrete, Inc., Gtd. Notes	6.375	06/01/24	7,525	7,844,812
USG Corp., Gtd. Notes, 144A(c)	5.500	03/01/25	2,471	2,681,035

				90,098,316

Chemicals 5.1%
A Schulman, Inc., Gtd. Notes, 144A	6.875	06/01/23	18,949	19,043,745
Ashland, Inc., Gtd. Notes	6.875	05/15/43	10,631	11,481,480
Axalta Coating Systems LLC, Gtd. Notes, 144A	4.875	08/15/24	6,025	6,281,062
Axiall Corp., Gtd. Notes	4.875	05/15/23	6,135	6,434,081
Blue Cube Spinco, Inc., Gtd. Notes, 144A(c)	9.750	10/15/23	8,255	9,782,175
Gtd. Notes, 144A(c)	10.000	10/15/25	2,965	3,520,938
Chemours Co. (The), Sr. Unsec’d. Notes(c)	6.625	05/15/23	13,120	12,595,200
Sr. Unsec’d. Notes(c)	7.000	05/15/25	9,960	9,530,475
Chemtura Corp., Gtd. Notes	5.750	07/15/21	16,060	16,702,400
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A(c)	9.250	06/15/23	11,375	11,275,469
Eagle Spinco, Inc., Gtd. Notes	4.625	02/15/21	6,266	6,563,635
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $10,222,130; purchased 04/27/16 - 08/18/16)(d)(e)	8.500	11/01/22	10,307	10,667,745
GCP Applied Technologies, Inc., Gtd. Notes, 144A	9.500	02/01/23	4,300	4,923,500
Hexion, Inc., Sec’d. Notes(c)(d)	9.000	11/15/20	21,905	15,881,125
Sr. Sec’d. Notes(c)	6.625	04/15/20	23,825	20,653,416
Sr. Sec’d. Notes(c)	8.875	02/01/18	7,750	7,246,250
Sr. Sec’d. Notes(c)	10.000	04/15/20	4,575	4,472,062

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
INEOS Group Holdings SA, Gtd. Notes, 144A (original cost $10,350,000; purchased 07/26/16)(d)(e)	5.625%	08/01/24	10,350	$10,324,125
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000	05/01/25	1,900	1,961,750
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A(c)	6.500	02/01/22	9,100	8,622,250
Sr. Unsec’d. Notes, 144A(c)	10.375	05/01/21	9,162	9,620,100
PQ Corp., Sr. Sec’d. Notes, 144A (original cost $3,525,000; purchased 04/26/16)(d)(e)	6.750	11/15/22	3,525	3,736,500
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $22,810,938; purchased 12/11/12 - 08/15/16)(d)(e)	8.750	12/15/20	24,200	19,481,000
Tronox Finance LLC, Gtd. Notes(c)	6.375	08/15/20	5,587	5,056,235
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $8,380,695; purchased 10/10/13 - 04/01/16)(d)(e)	7.500	02/15/19	10,034	9,030,600

				244,887,318

Coal 0.4%
CONSOL Energy, Inc., Gtd. Notes	5.875	04/15/22	20,825	18,846,625

Commercial Services 2.8%
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375	05/15/23	5,325	3,647,625
Ancestry.com Holdings LLC, Sr. Unsec’d. Notes, PIK, 144A	9.625	10/15/18	14,100	14,364,375
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22	12,800	13,504,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(c)	5.125	06/01/22	6,900	7,020,750
Hertz Corp. (The), Gtd. Notes(c)	5.875	10/15/20	1,275	1,321,219
Gtd. Notes	6.750	04/15/19	2,165	2,208,300
Jurassic Holdings III, Inc., Sec’d. Notes, 144A (original cost $762,206; purchased 05/06/15)(c)(d)(e)	6.875	02/15/21	885	650,475
Laureate Education, Inc., Gtd. Notes, 144A(c)	10.000	09/01/19	28,060	25,780,125
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375	06/15/22	2,500	2,593,750
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $7,483,674; purchased 04/12/13 - 11/10/14)(d)(e)	7.875	05/01/18	7,359	7,175,025
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes	6.000	04/01/24	3,350	3,324,875
Sr. Unsec’d. Notes	6.500	11/15/23	2,650	2,683,125

See Notes to Financial Statements.

Prudential High Yield Fund	19

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Service Corp. International, Sr. Unsec’d. Notes(c)	5.375%	01/15/22	975	$1,020,143
Sr. Unsec’d. Notes	5.375	05/15/24	8,775	9,411,187
United Rentals North America, Inc., Gtd. Notes(c)	5.500	07/15/25	3,250	3,351,563
Gtd. Notes(c)	5.750	11/15/24	4,775	4,989,875
Gtd. Notes	5.875	09/15/26	10,775	11,206,000
Gtd. Notes(c)	6.125	06/15/23	2,700	2,838,375
Gtd. Notes	7.625	04/15/22	15,930	16,985,362

				134,076,149

Computers 1.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Gtd. Notes, 144A(c)	7.125	06/15/24	7,475	8,098,079
Sr. Sec’d. Notes, 144A	5.450	06/15/23	7,900	8,422,830
Sr. Sec’d. Notes, 144A(c)	6.020	06/15/26	3,000	3,209,778
Sr. Unsec’d. Notes, 144A(c)	5.875	06/15/21	4,000	4,229,368
Western Digital Corp., Sr. Sec’d. Notes, 144A(c)	7.375	04/01/23	3,495	3,792,075
Sr. Unsec’d. Notes, 144A(c)	10.500	04/01/24	41,585	46,991,050

				74,743,180

Cosmetics & Personal Care 0.1%
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A (original cost $2,404,820; purchased 07/10/13 - 07/30/14)(d)(e)	4.625	05/15/21	2,513	2,506,718

Distribution/Wholesale 0.9%
American Tire Distributors, Inc., Sr. Sub. Notes, 144A(c)	10.250	03/01/22	12,000	10,642,560
Beacon Roofing Supply, Inc., Gtd. Notes(c)	6.375	10/01/23	6,175	6,638,125
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250	07/15/22	2,325	2,092,500
Gtd. Notes(c)	7.000	06/15/23	7,570	6,888,700
H&E Equipment Services, Inc., Gtd. Notes(c)	7.000	09/01/22	13,055	13,773,025
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250	12/15/21	3,975	4,235,839

				44,270,749

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19	850	$874,438
Gtd. Notes	4.250		07/01/20	975	1,023,750
Gtd. Notes(c)	4.500		05/15/21	3,882	4,095,510
Gtd. Notes(c)	4.625		07/01/22	3,035	3,220,894
Ally Financial, Inc., Sr. Unsec’d. Notes	3.750		11/18/19	4,050	4,141,125
Sr. Unsec’d. Notes	4.250		04/15/21	4,500	4,635,000
CIT Group, Inc., Sr. Unsec’d. Notes(c)	5.000		08/15/22	7,200	7,632,000
Sr. Unsec’d. Notes	5.250		03/15/18	725	755,813
Sr. Unsec’d. Notes(c)	5.375		05/15/20	1,000	1,068,750
Sr. Unsec’d. Notes, 144A	5.500		02/15/19	1,725	1,826,344
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A(c)	6.500		06/01/26	5,425	5,682,687
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250		08/15/21	5,500	5,761,250
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875		04/15/18	4,590	4,704,750
Sr. Unsec’d. Notes	5.875		08/15/22	4,677	5,279,164
Sr. Unsec’d. Notes	6.250		05/15/19	350	380,870
Sr. Unsec’d. Notes	8.250		12/15/20	1,150	1,375,687
Sr. Unsec’d. Notes	8.625		01/15/22	1,525	1,894,812
International Lease Finance Corp. E-Capital Trust II Ltd., Ltd. Gtd. Notes, 144A	4.230	(a)	12/21/65	4,275	3,462,750
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875		03/15/20	9,475	9,285,500
National Financial Partners Corp., Sr. Unsec’d. Notes, 144A	9.000		07/15/21	2,400	2,478,000
Navient Corp., Sr. Unsec’d. Notes	5.000		10/26/20	1,500	1,507,500
Sr. Unsec’d. Notes	5.875		10/25/24	1,450	1,366,625
Sr. Unsec’d. Notes	6.125		03/25/24	3,785	3,633,600
Sr. Unsec’d. Notes	6.625		07/26/21	3,350	3,454,687
Sr. Unsec’d. Notes, MTN(c)	7.250		01/25/22	1,248	1,296,360
Sr. Unsec’d. Notes, MTN	8.000		03/25/20	7,300	7,920,500
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750		12/15/19	1,850	1,942,500
Springleaf Finance Corp., Gtd. Notes	6.000		06/01/20	8,225	8,512,875
Transworld Systems, Inc., Sr. Sec’d. Notes, 144A (original cost $8,800,000; purchased 07/22/14)(d)(e)	9.500		08/15/21	8,800	4,224,000

					103,437,741

See Notes to Financial Statements.

Prudential High Yield Fund	21

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric 5.2%
AES Corp., Sr. Unsec’d. Notes	4.875%		05/15/23	900	$911,250
Sr. Unsec’d. Notes	5.500		04/15/25	2,375	2,435,420
Sr. Unsec’d. Notes	7.375		07/01/21	14,198	16,292,205
Calpine Corp., Sr. Sec’d. Notes, 144A(c)	6.000		01/15/22	1,475	1,546,906
Sr. Sec’d. Notes, 144A	7.875		01/15/23	5,564	5,870,020
Sr. Unsec’d. Notes(c)	5.375		01/15/23	11,125	11,131,897
Sr. Unsec’d. Notes(c)	5.500		02/01/24	21,900	21,845,250
Sr. Unsec’d. Notes(c)	5.750		01/15/25	5,900	5,877,875
DPL, Inc., Sr. Unsec’d. Notes	6.500		10/15/16	339	339,815
Sr. Unsec’d. Notes	6.750		10/01/19	4,275	4,317,750
Sr. Unsec’d. Notes	7.250		10/15/21	15,314	15,444,169
Dynegy, Inc., Gtd. Notes	5.875		06/01/23	8,050	7,305,375
Gtd. Notes	6.750		11/01/19	6,925	7,098,125
Gtd. Notes	7.375		11/01/22	34,025	33,599,687
Gtd. Notes(c)	7.625		11/01/24	26,185	25,661,300
GenOn Energy, Inc., Sr. Unsec’d. Notes	7.875		06/15/17	18,062	14,539,910
Sr. Unsec’d. Notes	9.500		10/15/18	3,375	2,640,938
Sr. Unsec’d. Notes(c)	9.875		10/15/20	16,950	11,949,750
Mirant Corp., Bonds, 144A(b)(d)	7.400	(a)(f)	07/15/49	2,675	2,675
Mirant Mid-Atlantic, Series B, Pass-Through Certificates(d)	9.125		06/30/17	1,122	1,009,623
Series C, Pass-Through Certificates	10.060		12/30/28	5,383	4,171,807
NRG Energy, Inc., Gtd. Notes(c)	6.250		07/15/22	5,645	5,764,956
Gtd. Notes(c)	6.250		05/01/24	6,663	6,613,028
Gtd. Notes(c)	6.625		03/15/23	4,936	5,034,720
Gtd. Notes	7.875		05/15/21	4,103	4,277,378
Gtd. Notes	8.250		09/01/20	2,210	2,270,775
Gtd. Notes, 144A	6.625		01/15/27	3,350	3,356,265
Gtd. Notes, 144A	7.250		05/15/26	12,775	13,266,837
NRG REMA LLC, Series B, Pass-Through Certificates(d)	9.237		07/02/17	238	211,685
Series C, Pass-Through Certificates(d)	9.681		07/02/26	11,755	9,404,000
Red Oak Power LLC, Series B, Sr. Sec’d. Notes (original cost $224,500; purchased 05/27/15)(d)(e)	9.200		11/30/29	200	207,000
Talen Energy Supply LLC, Sr. Unsec’d. Notes, 144A(c)	4.625		07/15/19	5,125	4,817,500

					249,215,891

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.3%
Anixter, Inc., Gtd. Notes	5.500%	03/01/23	1,975	$2,078,688
Belden, Inc., Gtd. Notes, 144A	5.500	09/01/22	3,800	3,961,500
General Cable Corp., Gtd. Notes	5.750	10/01/22	5,487	5,210,894
International Wire Group Holdings, Inc., Sec’d. Notes, 144A	8.500	10/15/17	5,925	5,967,660

				17,218,742

Engineering & Construction 0.2%
AECOM, Gtd. Notes(c)	5.875	10/15/24	10,025	10,964,844

Entertainment 4.3%
AMC Entertainment, Inc., Gtd. Notes	5.750	06/15/25	14,900	15,273,692
Gtd. Notes	5.875	02/15/22	100	103,000
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000	06/15/23	6,650	6,982,500
CCM Merger, Inc., Gtd. Notes, 144A (original cost $13,837,063; purchased 03/14/12 -05/21/14)(d)(e)	9.125	05/01/19	13,700	14,367,875
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375	06/01/24	1,575	1,665,563
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23	15,014	15,389,350
Gtd. Notes	5.125	12/15/22	7,875	8,150,625
Eldorado Resorts, Inc., Gtd. Notes(c)	7.000	08/01/23	16,435	17,338,925
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375	04/15/21	1,925	2,031,414
Gtd. Notes	4.875	11/01/20	475	508,250
Gtd. Notes(c)	5.375	11/01/23	5,677	6,216,315
Gtd. Notes	5.375	04/15/26	5,600	6,118,000
Greektown Holdings LLC/Greektown Mothership Corp., Sr. Sec’d. Notes, 144A	8.875	03/15/19	3,351	3,535,305
Isle of Capri Casinos, Inc., Gtd. Notes	5.875	03/15/21	2,292	2,392,275
Gtd. Notes	8.875	06/15/20	4,675	4,902,906
Mood Media Corp. (Canada), Gtd. Notes, 144A(d)	9.250	10/15/20	3,825	2,830,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $2,400,000; purchased 07/30/13)(d)(e)	5.000	08/01/18	2,400	2,436,000
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22	4,725	4,937,625
Sr. Unsec’d. Notes, 144A	5.750	08/15/26	5,550	5,695,687
Penn National Gaming, Inc., Sr. Unsec’d. Notes(c)	5.875	11/01/21	14,149	14,714,960

See Notes to Financial Statements.

Prudential High Yield Fund	23

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes, 144A(c)	5.625%	05/01/24	14,975	$15,274,500
Regal Entertainment Group, Sr. Unsec’d. Notes(c)	5.750	03/15/22	2,050	2,144,813
Sr. Unsec’d. Notes(c)	5.750	02/01/25	3,170	3,225,475
Scientific Games Corp., Gtd. Notes(c)	8.125	09/15/18	2,540	2,543,175
Scientific Games International, Inc., Gtd. Notes(c)	6.625	05/15/21	34,440	25,571,700
Gtd. Notes	10.000	12/01/22	21,750	20,118,750
Sr. Sec’d. Notes, 144A(c)	7.000	01/01/22	1,740	1,848,750

				206,317,930

Environmental Control 0.4%
Advanced Disposal Services, Inc., Gtd. Notes	8.250	10/01/20	5,025	5,257,406
Clean Harbors, Inc., Gtd. Notes	5.125	06/01/21	5,200	5,343,000
Gtd. Notes	5.250	08/01/20	4,900	5,034,750
Covanta Holding Corp., Sr. Unsec’d. Notes(c)	6.375	10/01/22	1,625	1,690,000
Sr. Unsec’d. Notes	7.250	12/01/20	750	777,188

				18,102,344

Food 3.4%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A	5.750	03/15/25	6,225	6,442,875
B&G Foods, Inc., Gtd. Notes	4.625	06/01/21	4,200	4,331,250
Darling Ingredients, Inc., Gtd. Notes(c)	5.375	01/15/22	5,194	5,453,700
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	13,400	12,897,500
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	16,475	17,144,709
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $4,303,844; purchased 07/05/16 - 07/06/16)(d)(e)	7.250	06/01/21	4,175	4,321,125
Gtd. Notes, 144A (original cost $11,435,563; purchased 09/13/13 - 07/05/16)(d)(e)	7.250	06/01/21	11,475	11,876,625
Sr. Unsec’d. Notes, 144A (original cost $15,410,000; purchased 05/20/15 - 03/15/16)(d)(e)	5.750	06/15/25	16,740	16,991,100
Sr. Unsec’d. Notes, 144A (original cost $13,024,420; purchased 06/11/14 - 08/11/16)(d)(e)	5.875	07/15/24	13,788	14,236,110
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750	03/15/25	3,300	3,407,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes, 144A(c)	5.875	01/15/24	2,000	2,155,000

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Food (cont’d.)
Post Holdings, Inc., Gtd. Notes, 144A	5.000%	08/15/26	5,650	$5,635,875
Gtd. Notes, 144A(c)	6.000	12/15/22	9,325	9,896,622
Gtd. Notes, 144A(c)	6.750	12/01/21	3,375	3,623,906
Gtd. Notes, 144A	7.750	03/15/24	5,414	6,016,307
Gtd. Notes, 144A(c)	8.000	07/15/25	5,575	6,369,437
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625	08/15/22	2,600	2,756,000
Sr. Unsec’d. Notes, 144A	5.875	08/01/21	8,379	8,756,055
SUPERVALU, Inc., Sr. Unsec’d. Notes	6.750	06/01/21	11,085	10,419,900
Sr. Unsec’d. Notes(c)	7.750	11/15/22	9,575	9,048,375
TreeHouse Foods, Inc., Gtd. Notes	4.875	03/15/22	675	700,313
Gtd. Notes, 144A	6.000	02/15/24	2,275	2,474,063

				164,954,097

Forest & Paper Products 0.2%
Smurfit Kappa Acquisitions (Ireland), Sr. Unsec’d. Notes, 144A	4.875	09/15/18	4,900	5,132,750
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000	12/15/19	3,975	3,100,500

				8,233,250

Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625	05/20/24	6,050	6,473,500
Sr. Unsec’d. Notes	5.875	08/20/26	6,050	6,488,625

				12,962,125

Healthcare - Products 1.4%
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	3,925	3,930,927
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	6,075	6,242,062
Crimson Merger Sub., Inc., Sr. Unsec’d. Notes, 144A(c)	6.625	05/15/22	23,225	20,786,375
Greatbatch Ltd., Sr. Unsec’d. Notes, 144A	9.125	11/01/23	18,145	18,122,319
Kinetic Concepts, Inc./KCI USA, Inc., Sec’d. Notes	10.500	11/01/18	8,779	9,020,422
Mallinckrodt International Finance SA, Gtd. Notes(c)	4.750	04/15/23	6,925	6,427,266

See Notes to Financial Statements.

Prudential High Yield Fund	25

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare - Products (cont’d.)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.500%	04/15/25	1,400	$1,379,000

				65,908,371

Healthcare - Services 6.8%
Acadia Healthcare Co., Inc., Gtd. Notes	5.125	07/01/22	4,651	4,639,372
Gtd. Notes(c)	5.625	02/15/23	11,200	11,396,000
Gtd. Notes	6.125	03/15/21	2,870	2,984,800
Gtd. Notes(c)	6.500	03/01/24	3,150	3,311,438
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	10,175	10,569,281
CHS/Community Health Systems, Inc., Gtd. Notes	6.875	02/01/22	32,925	27,327,750
Gtd. Notes(c)	7.125	07/15/20	28,025	25,064,999
Gtd. Notes(c)	8.000	11/15/19	7,527	7,122,424
HCA, Inc., Gtd. Notes	5.375	02/01/25	34,675	35,715,250
Gtd. Notes	5.875	05/01/23	4,700	4,993,750
Gtd. Notes	5.875	02/15/26	5,295	5,599,462
Gtd. Notes	7.500	02/15/22	1,750	1,995,000
Gtd. Notes	7.500	12/15/23	10,400	11,635,000
Sr. Sec’d. Notes(c)	5.000	03/15/24	2,400	2,544,000
Sr. Sec’d. Notes	5.250	06/15/26	3,000	3,206,250
HealthSouth Corp., Gtd. Notes	5.125	03/15/23	1,525	1,544,063
Gtd. Notes	5.750	11/01/24	7,475	7,751,575
Gtd. Notes	5.750	09/15/25	4,925	5,152,781
Kindred Healthcare, Inc., Gtd. Notes(c)	6.375	04/15/22	3,550	3,363,625
Gtd. Notes	8.000	01/15/20	17,125	17,724,375
Gtd. Notes(c)	8.750	01/15/23	3,475	3,553,188
LifePoint Health, Inc., Gtd. Notes(c)	5.500	12/01/21	4,200	4,389,000
Gtd. Notes(c)	5.875	12/01/23	3,675	3,867,938
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	3,275	3,446,938
MPH Acquisition Holdings LLC, Sr. Unsec’d. Notes, 144A	7.125	06/01/24	5,450	5,858,750
Select Medical Corp., Gtd. Notes(c)	6.375	06/01/21	17,850	17,872,312
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	5,625	6,004,687
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375	10/01/21	5,575	5,594,178
Sr. Sec’d. Notes	4.750	06/01/20	3,425	3,510,625

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare - Services (cont’d.)
Tenet Healthcare Corp., (cont’d.)
Sr. Sec’d. Notes	6.000%	10/01/20	800	$845,000
Sr. Unsec’d. Notes	6.750	02/01/20	16,575	16,492,125
Sr. Unsec’d. Notes(c)	6.750	06/15/23	25,824	24,565,080
Sr. Unsec’d. Notes	8.000	08/01/20	7,000	7,113,750
Sr. Unsec’d. Notes(c)	8.125	04/01/22	22,840	23,125,500
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750	08/01/22	7,100	7,366,250

				327,246,516

Holding Companies - Diversified 0.4%
Argos Merger Sub., Inc., Sr. Unsec’d. Notes, 144A(c)	7.125	03/15/23	17,512	18,409,490

Home Builders 3.8%
Beazer Homes USA, Inc., Gtd. Notes(c)	5.750	06/15/19	7,225	7,234,031
Gtd. Notes	7.250	02/01/23	4,525	4,276,125
Gtd. Notes(c)	7.500	09/15/21	12,350	11,979,500
Gtd. Notes	9.125	05/15/19	4,250	4,287,188
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	400	411,000
Sr. Unsec’d. Notes, 144A(c)	6.375	05/15/25	4,100	4,059,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	6,623	6,656,115
CalAtlantic Group, Inc., Gtd. Notes	5.375	10/01/22	3,675	3,840,375
Gtd. Notes(c)	5.875	11/15/24	1,752	1,892,160
Gtd. Notes	6.250	12/15/21	5,975	6,557,562
Gtd. Notes(c)	8.375	01/15/21	2,700	3,219,750
Gtd. Notes	10.750	09/15/16	2,725	2,728,406
D.R. Horton, Inc., Gtd. Notes	4.750	02/15/23	9,550	10,242,375
KB Home, Gtd. Notes(c)	7.000	12/15/21	2,800	2,989,000
Gtd. Notes(c)	7.500	09/15/22	5,420	5,785,850
Gtd. Notes	7.625	05/15/23	4,725	5,032,125
Lennar Corp., Gtd. Notes(c)	4.750	05/30/25	9,898	10,269,175
Gtd. Notes	4.875	12/15/23	4,575	4,792,312
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	5,550	5,799,750
Meritage Homes Corp., Gtd. Notes	6.000	06/01/25	3,575	3,807,375
PulteGroup, Inc., Gtd. Notes	5.000	01/15/27	7,900	8,077,750
Gtd. Notes	5.500	03/01/26	11,550	12,358,500

See Notes to Financial Statements.

Prudential High Yield Fund	27

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Shea Homes LP/Shea Homes Funding Corp., Sr. Unsec’d. Notes, 144A	5.875%		04/01/23	500	$510,000
Sr. Unsec’d. Notes, 144A	6.125		04/01/25	9,720	9,841,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250		04/15/21	1,000	1,027,500
Gtd. Notes, 144A	5.625		03/01/24	8,073	8,274,825
Gtd. Notes, 144A	5.875		04/15/23	11,954	12,491,930
Toll Brothers Finance Corp., Gtd. Notes	4.000		12/31/18	350	364,438
WCI Communities, Inc., Gtd. Notes	6.875		08/15/21	9,375	9,750,000
William Lyon Homes, Inc., Gtd. Notes	7.000		08/15/22	12,444	12,848,430
Gtd. Notes	8.500		11/15/20	200	210,500

					181,614,547

Home Furnishings 0.1%
Tempur Sealy International, Inc., Gtd. Notes, 144A(c)	5.500		06/15/26	3,925	4,099,663

Household Products/Wares 0.1%
Prestige Brands, Inc., Gtd. Notes, 144A(c)	6.375		03/01/24	2,600	2,775,500
Spectrum Brands, Inc., Gtd. Notes(c)	5.750		07/15/25	4,133	4,479,139
Gtd. Notes	6.375		11/15/20	255	264,881

					7,519,520

Housewares 0.1%
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A	6.000		10/15/23	2,825	3,019,219

Internet 0.4%
Ancestry.com, Inc., Gtd. Notes	11.000		12/15/20	7,625	8,177,813
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes(c)	6.375		05/15/25	10,830	11,427,924

					19,605,737

Iron/Steel 0.8%
AK Steel Corp., Sr. Sec’d. Notes(c)	7.500		07/15/23	9,300	10,090,500
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	10.850	(a)	06/01/19	14,010	16,706,925
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A (original cost $12,981,063; purchased 04/07/14 - 07/11/14)(c)(d)(e)	6.375		05/01/22	12,900	13,158,000

					39,955,425

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Leisure Time 0.5%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $3,100,000; purchased 05/09/12)(d)(e)	6.875%	06/15/19	3,100	$3,204,780
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18	2,300	2,478,250
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $7,760,000; purchased 05/05/15 -04/06/16)(d)(e)	6.250	05/15/25	9,050	7,149,500
Sr. Unsec’d. Notes, 144A (original cost $11,907,060; purchased 07/17/14 -06/09/16)(d)(e)	8.500	10/15/22	11,847	10,425,360

				23,257,890

Lodging 2.3%
Boyd Gaming Corp., Gtd. Notes	6.875	05/15/23	20,954	22,630,320
Gtd. Notes	9.000	07/01/20	4,191	4,379,595
Gtd. Notes, 144A(c)	6.375	04/01/26	4,150	4,419,750
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	4,400	4,543,000
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	22,090	23,084,050
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625	10/15/21	3,545	3,667,044
Interval Acquisition Corp., Gtd. Notes	5.625	04/15/23	6,000	6,210,000
MGM Resorts International, Gtd. Notes(c)	5.250	03/31/20	3,500	3,745,000
Gtd. Notes(c)	6.625	12/15/21	14,511	16,288,597
Gtd. Notes(c)	6.750	10/01/20	1,050	1,173,375
Gtd. Notes	7.625	01/15/17	1,500	1,533,750
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $20,217,320; purchased 05/16/13 - 07/15/16)(d)(e)	6.375	06/01/21	20,692	20,743,730

				112,418,211

Machinery - Construction & Mining 0.3%
Terex Corp., Gtd. Notes	6.000	05/15/21	7,000	7,217,000
Gtd. Notes	6.500	04/01/20	3,725	3,827,810
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A	9.750	02/01/19	8,525	4,561,009

				15,605,819

See Notes to Financial Statements.

Prudential High Yield Fund	29

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Machinery - Diversified 0.6%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	06/15/23	4,400	$4,488,000
Case New Holland Industrial, Inc., Gtd. Notes	7.875	12/01/17	4,335	4,649,288
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $3,380,813; purchased 04/08/13 - 02/26/16)(d)(e)	8.750	12/15/19	3,525	3,688,031
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	7,675	7,962,812
CNH Industrial Capital LLC, Gtd. Notes(c)	3.625	04/15/18	3,027	3,087,540
Manitowoc Foodservice, Inc., Sr. Unsec’d. Notes, 144A	9.500	02/15/24	2,925	3,305,250

				27,180,921

Media 8.9%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A(c)	7.500	05/15/26	8,925	9,393,562
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375	07/15/23	9,495	9,934,144
Belo Corp., Sr. Unsec’d. Notes	7.750	06/01/27	2,795	3,018,600
Cable One, Inc., Gtd. Notes, 144A	5.750	06/15/22	4,075	4,288,938
Cablevision Systems Corp., Sr. Unsec’d. Notes	7.750	04/15/18	7,455	7,958,212
Sr. Unsec’d. Notes	8.625	09/15/17	16,975	18,040,181
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.250	03/15/21	620	646,416
Gtd. Notes	5.250	09/30/22	500	525,000
Gtd. Notes	5.750	09/01/23	4,729	4,989,095
Gtd. Notes, 144A	5.125	05/01/23	2,650	2,788,304
Gtd. Notes, 144A	5.375	05/01/25	3,150	3,319,313
Gtd. Notes, 144A(c)	5.500	05/01/26	5,300	5,611,375
Gtd. Notes, 144A	5.875	04/01/24	2,475	2,666,813
Gtd. Notes, 144A	5.875	05/01/27	26,282	28,121,740
Sr. Unsec’d. Notes, 144A(c)	5.750	02/15/26	10,073	10,778,110
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Sec’d. Notes, 144A(c)	7.750	07/15/25	37,000	40,422,500
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	17,397	17,592,716
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	15,090	15,222,037
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	17,440	18,028,600
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes	6.500	11/15/22	3,069	3,103,526
Series A, Gtd. Notes(c)	7.625	03/15/20	2,275	2,184,000
Series B, Gtd. Notes(c)	6.500	11/15/22	3,074	3,220,015
Series B, Gtd. Notes	7.625	03/15/20	7,440	7,495,800

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp., Gtd. Notes(c)	5.875%	07/15/22	3,075	$3,136,500
Gtd. Notes	5.875	11/15/24	4,025	3,969,656
Gtd. Notes, 144A(c)	7.750	07/01/26	28,315	30,211,822
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	4,155	4,347,169
Gray Television, Inc., Gtd. Notes	7.500	10/01/20	5,055	5,257,200
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30	2,000	2,150,000
LIN Television Corp., Gtd. Notes	6.375	01/15/21	1,900	1,985,500
Mediacom Broadband LLC/Mediacom Broadband Corp., Gtd. Notes	5.500	04/15/21	7,094	7,342,290
Sr. Unsec’d. Notes	6.375	04/01/23	4,870	5,162,200
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	12,175	12,844,625
Nexstar Escrow Corp., Gtd. Notes, 144A	5.625	08/01/24	6,075	6,196,500
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(c)	5.000	04/15/22	2,925	3,005,057
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	14,766	15,522,757
SFR Group SA (France), Sr. Sec’d. Notes, 144A	7.375	05/01/26	37,300	38,512,250
Sinclair Television Group, Inc., Gtd. Notes(c)	5.375	04/01/21	5,050	5,252,000
Gtd. Notes(c)	6.125	10/01/22	2,775	2,934,563
Gtd. Notes, 144A	5.125	02/15/27	4,050	4,080,375
Gtd. Notes, 144A	5.625	08/01/24	4,295	4,473,672
Sr. Unsec’d. Notes, 144A	5.875	03/15/26	2,275	2,400,125
TEGNA, Inc., Gtd. Notes, 144A	5.500	09/15/24	2,250	2,373,750
Time, Inc., Gtd. Notes, 144A	5.750	04/15/22	9,173	9,046,871
Tribune Media Co., Gtd. Notes(c)	5.875	07/15/22	7,375	7,540,937
Unitymedia GmbH (Germany), Sr. Sec’d. Notes, 144A	6.125	01/15/25	3,875	4,155,938
Univision Communications, Inc., Gtd. Notes, 144A (original cost $20,575,500; purchased 01/07/16 - 07/05/16)(d)(e)	8.500	05/15/21	20,335	21,148,400
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	4,725	4,854,938

				427,254,092

Metal Fabricate & Hardware 0.3%
Novelis Corp., Gtd. Notes, 144A	6.250	08/15/24	4,600	4,795,500
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875	06/15/23	10,790	11,545,300

				16,340,800

See Notes to Financial Statements.

Prudential High Yield Fund	31

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Mining 3.7%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%	04/01/20	1,400	$1,463,000
Alcoa, Inc., Sr. Unsec’d. Notes(c)	5.125	10/01/24	12,000	12,660,000
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125	12/15/20	9,285	9,462,529
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.000	02/15/21	2,581	2,239,018
Gtd. Notes, 144A	7.250	05/15/22	650	557,375
FMG Resources August 2006 Pty Ltd., Sr. Sec’d. Notes, 144A(c)	9.750	03/01/22	10,800	12,474,000
Freeport-McMoRan, Inc., Gtd. Notes(c)	3.550	03/01/22	8,205	7,158,863
Gtd. Notes(c)	3.875	03/15/23	9,850	8,446,375
Gtd. Notes(c)	4.550	11/14/24	10,175	8,903,125
International Wire Group, Inc., Sr. Sec’d. Notes, 144A	10.750	08/01/21	9,770	9,366,987
Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes, 144A	11.000	05/15/22	4,350	4,785,000
Kaiser Aluminum Corp., Gtd. Notes, 144A	5.875	05/15/24	3,100	3,286,000
Kinross Gold Corp. (Canada), Gtd. Notes(c)	5.950	03/15/24	8,288	8,578,080
Gtd. Notes	6.875	09/01/41	2,950	2,876,250
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500	11/01/20	7,150	7,543,250
Sr. Sec’d. Notes, 144A	7.875	11/01/22	9,575	10,245,250
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	5,445	5,608,350
Sr. Unsec’d. Notes, 144A	6.250	11/15/22	18,355	18,951,537
Teck Resources Ltd. (Canada), Gtd. Notes	3.000	03/01/19	7,621	7,392,370
Gtd. Notes(c)	4.750	01/15/22	37,687	35,249,028
Gtd. Notes, 144A(c)	8.500	06/01/24	200	225,000

				177,471,387

Miscellaneous Manufacturing 0.6%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.750	03/15/22	1,413	1,335,285
Sr. Unsec’d. Notes, 144A(c)	6.000	10/15/22	2,550	2,409,750
Sr. Unsec’d. Notes, 144A	6.125	01/15/23	1,832	1,722,080
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	4,275	4,061,250
EnPro Industries, Inc., Gtd. Notes	5.875	09/15/22	4,575	4,723,687
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A (original cost $6,550,000; purchased 06/12/14)(c)(d)(e)	6.000	07/15/22	6,550	6,222,500
Koppers, Inc., Gtd. Notes	7.875	12/01/19	9,259	9,444,180

				29,918,732

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Office & Business Equipment 0.2%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%		12/01/24	10,085	$10,808,094

Oil & Gas 4.1%
Bonanza Creek Energy, Inc., Gtd. Notes	5.750		02/01/23	2,625	1,128,750
Gtd. Notes	6.750		04/15/21	7,199	3,275,545
California Resources Corp., Gtd. Notes	5.500		09/15/21	75	38,625
Gtd. Notes	6.000		11/15/24	1,609	776,343
Sec’d. Notes, 144A	8.000		12/15/22	14,437	9,744,975
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(c)	10.750		02/15/20	9,600	9,834,000
Concho Resources, Inc., Gtd. Notes(c)	5.500		04/01/23	7,325	7,563,062
Gtd. Notes	6.500		01/15/22	500	520,000
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A(c)	7.000		08/15/21	9,420	9,443,550
Sr. Unsec’d. Notes, 144A	8.125		09/15/23	3,050	3,141,500
Halcon Resources Corp., Sec’d. Notes, 144A(c)(d)	8.625		02/01/20	8,325	7,908,750
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $10,335,875; purchased 05/20/15 - 08/01/16)(c)(d)(e)	5.750		10/01/25	10,400	10,192,000
MEG Energy Corp. (Canada), Gtd. Notes, 144A(c)	6.375		01/30/23	800	624,000
Gtd. Notes, 144A(c)	6.500		03/15/21	16,225	13,304,500
Memorial Resource Development Corp., Gtd. Notes(c)	5.875		07/01/22	17,303	17,476,030
Murphy Oil Corp., Sr. Unsec’d. Notes	6.875		08/15/24	2,550	2,666,660
Murphy Oil USA, Inc., Gtd. Notes	6.000		08/15/23	1,975	2,092,512
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375		01/01/26	9,625	9,673,125
Sr. Unsec’d. Notes	5.750		01/30/22	1,906	1,977,475
Pacific Exploration & Production Corp. (Colombia), Gtd. Notes, 144A	5.375	(a)(f)	01/26/19	5,000	875,000
Parker Drilling Co., Gtd. Notes(c)	7.500		08/01/20	2,000	1,620,000
Precision Drilling Corp. (Canada), Gtd. Notes	6.500		12/15/21	1,875	1,739,063
Gtd. Notes	6.625		11/15/20	2,000	1,900,000
QEP Resources, Inc., Sr. Unsec’d. Notes(c)	5.250		05/01/23	445	436,100
Sr. Unsec’d. Notes(c)	5.375		10/01/22	2,300	2,277,000

See Notes to Financial Statements.

Prudential High Yield Fund	33

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Range Resources Corp., Gtd. Notes(c)	5.000%		08/15/22	3,182	$3,150,180
Gtd. Notes(c)	5.000		03/15/23	1,450	1,431,875
Rice Energy, Inc., Gtd. Notes(c)	7.250		05/01/23	5,800	6,061,000
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes (original cost $0; purchased 08/31/16)(b)(d)(e)	6.500	(f)	07/15/22	1,800	18
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	5.500		08/01/20	4,025	4,085,777
Gtd. Notes, 144A	6.250		04/15/21	3,000	3,090,000
Gtd. Notes, 144A	6.375		04/01/23	12,425	12,797,750
Triangle USA Petroleum Corp., Sr. Unsec’d. Notes, 144A (original cost $4,975,438; purchased 07/15/14 - 05/07/15)(d)(e)	6.750	(a)(f)	07/15/22	5,170	1,240,800
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A(d)	6.000		11/01/20	7,150	6,238,375
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500		02/15/23	8,324	8,532,100
Western Refining, Inc., Gtd. Notes(c)	6.250		04/01/21	7,750	7,536,875
Whiting Petroleum Corp., Gtd. Notes(c)	5.750		03/15/21	2,150	1,926,938
Gtd. Notes(c)	6.250		04/01/23	775	678,125
WPX Energy, Inc., Sr. Unsec’d. Notes(c)	6.000		01/15/22	9,858	9,586,905
Sr. Unsec’d. Notes	7.500		08/01/20	3,375	3,465,703
Sr. Unsec’d. Notes(c)	8.250		08/01/23	4,925	5,122,000

					195,172,986

Oil & Gas Services 0.2%
Bristow Group, Inc., Gtd. Notes(c)	6.250		10/15/22	3,100	2,239,750
CGG SA (France), Gtd. Notes	6.500		06/01/21	2,200	1,078,000
Gtd. Notes(c)	6.875		01/15/22	1,465	717,850
PHI, Inc., Gtd. Notes	5.250		03/15/19	3,525	3,357,562
SESI LLC, Gtd. Notes	6.375		05/01/19	1,148	1,136,520
Gtd. Notes(c)	7.125		12/15/21	435	424,125

					8,953,807

Packaging & Containers 2.2%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250		04/15/19	4,400	4,552,420
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.625		06/15/19	14,613	15,234,289

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Gtd. Notes	6.750%	05/15/24	EUR	1,000	$1,207,474
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(c)	6.000	06/30/21		1,725	1,776,750
Gtd. Notes, 144A	6.250	01/31/19		2,825	2,888,562
Gtd. Notes, 144A	6.750	01/31/21		2,543	2,635,184
Gtd. Notes, 144A	7.250	05/15/24		16,425	17,472,094
Sr. Unsec’d. Notes, 144A	7.000	11/15/20		993	991,406
Coveris Holdings SA, Gtd. Notes, 144A (original cost $9,193,750; purchased 10/24/13 - 12/16/15)(d)(e)	7.875	11/01/19		9,375	9,562,500
Greif, Inc., Sr. Unsec’d. Notes	6.750	02/01/17		450	458,438
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(c)	5.875	08/15/23		1,800	1,971,000
Gtd. Notes, 144A(c)	6.375	08/15/25		1,275	1,415,250
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19		9,005	8,509,725
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $15,968,824; purchased 09/25/13 - 06/29/16)(d)(e)	6.500	10/01/21		15,929	16,566,160
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes	9.875	08/15/19		2,728	2,806,430
Gtd. Notes, 144A(c)	7.000	07/15/24		8,450	9,052,062
Sr. Sec’d. Notes	6.875	02/15/21		725	752,188
Sealed Air Corp., Gtd. Notes, 144A	4.875	12/01/22		3,225	3,386,250
Gtd. Notes, 144A	5.250	04/01/23		3,025	3,229,187
Gtd. Notes, 144A	6.500	12/01/20		620	709,900

					105,177,269

Pharmaceuticals 1.9%
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19		4,977	5,026,770
Endo Finance LLC, Gtd. Notes, 144A(c)	5.750	01/15/22		5,825	5,428,172
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23		7,925	7,172,125
Gtd. Notes, 144A	7.250	01/15/22		1,800	1,746,000
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Gtd. Notes, 144A	6.000	07/15/23		3,500	3,176,250
Gtd. Notes, 144A	6.500	02/01/25		4,950	4,393,125
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250	04/01/22		4,450	4,650,250
Horizon Pharma Financing, Inc., Sr. Unsec’d. Notes(c)	6.625	05/01/23		9,075	8,961,562
NBTY, Inc., Sr. Unsec’d. Notes, 144A (original cost $8,090,375; purchased 07/15/16 - 07/27/16)(d)(e)	7.625	05/15/21		7,925	8,103,313

See Notes to Financial Statements.

Prudential High Yield Fund	35

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375%	03/15/20	3,000	$2,827,500
Gtd. Notes, 144A	5.500	03/01/23	3,400	2,966,500
Gtd. Notes, 144A(c)	5.625	12/01/21	1,750	1,579,375
Gtd. Notes, 144A(c)	5.875	05/15/23	3,750	3,300,000
Gtd. Notes, 144A(c)	7.500	07/15/21	3,975	3,906,670
Sr. Unsec’d. Notes, 144A(c)	6.125	04/15/25	17,140	15,061,775
Vizient, Inc., Sr. Unsec’d. Notes, 144A(c)	10.375	03/01/24	10,750	12,201,250

				90,500,637

Pipelines 1.7%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.000	12/15/20	1,715	1,689,275
Gtd. Notes	6.250	04/01/23	3,250	3,168,750
Energy Transfer Equity LP, Sr. Sec’d. Notes(c)	7.500	10/15/20	3,650	3,996,750
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes(c)	6.000	05/15/23	9,400	9,353,000
Gtd. Notes(c)	6.750	08/01/22	5,575	5,686,500
MPLX LP, Gtd. Notes, 144A(c)	4.875	12/01/24	3,625	3,708,266
Gtd. Notes, 144A	4.875	06/01/25	2,375	2,424,018
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes(c)	5.500	04/15/23	3,400	3,518,181
Gtd. Notes	5.750	09/01/20	4,125	4,423,316
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $6,537,375; purchased 02/21/14 - 07/21/16)(d)(e)	5.625	04/15/20	6,775	7,088,344
Sr. Unsec’d. Notes, 144A (original cost $5,469,688; purchased 01/10/13 - 06/13/13)(d)(e)	6.000	01/15/19	5,525	5,815,062
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes	5.625	11/15/23	1,400	1,274,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	09/15/24	8,650	8,866,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875	02/01/21	1,293	1,338,255
Gtd. Notes, 144A(c)	6.750	03/15/24	4,900	5,206,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.875	10/01/20	2,650	2,726,187
Gtd. Notes	6.125	10/15/21	3,050	3,194,875
Gtd. Notes	6.250	10/15/22	2,475	2,619,788
Gtd. Notes(c)	6.375	05/01/24	4,050	4,323,375

				80,420,442

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate 0.5%
CBRE Services, Inc., Gtd. Notes	5.000%	03/15/23	7,575	$8,000,518
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $8,811,875; purchased 11/10/14 - 03/29/16)(d)(e)	8.250	12/01/22	8,750	9,275,000
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A(c)	4.875	06/01/23	9,425	9,542,813

				26,818,331

Real Estate Investment Trusts (REITs) 1.4%
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes(c)	6.375	11/15/22	6,500	6,906,250
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21	3,450	3,609,563
Equinix, Inc., Sr. Unsec’d. Notes(c)	5.875	01/15/26	5,400	5,882,598
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc., Gtd. Notes, 144A	5.625	05/01/24	3,825	4,150,125
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	4.500	09/01/26	9,100	9,094,312
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.250	08/01/26	5,450	5,790,625
Gtd. Notes	5.500	05/01/24	3,275	3,463,313
Gtd. Notes	6.375	03/01/24	4,250	4,664,375
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	3,550	3,665,375
Gtd. Notes	5.000	04/15/23	5,157	5,247,247
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23	5,225	5,322,969
Gtd. Notes	5.500	02/01/21	1,600	1,680,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750	12/15/21	5,475	6,268,776

				65,745,528

Retail 4.2%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000	04/01/22	7,125	7,454,531
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	7.000	05/20/22	6,175	6,576,375
Caleres, Inc., Gtd. Notes	6.250	08/15/23	6,279	6,530,160
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	10,350	10,350,000
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(d)	6.125	03/15/20	3,675	1,947,750
Sr. Sec’d. Notes, 144A	9.000	03/15/19	8,225	4,741,713
CST Brands, Inc., Gtd. Notes	5.000	05/01/23	2,150	2,273,625
Dollar Tree, Inc., Gtd. Notes	5.750	03/01/23	7,805	8,400,131

See Notes to Financial Statements.

Prudential High Yield Fund	37

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d.)
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500%	10/15/20	10,025	$10,300,687
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes	6.750	06/15/23	3,775	3,406,938
Sr. Unsec’d. Notes	6.500	05/01/21	4,275	4,029,188
Sr. Unsec’d. Notes	6.750	01/15/22	6,064	5,685,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	1,205	1,208,013
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $5,807,210; purchased 06/06/13 - 01/03/14)(d)(e)	9.250	06/15/21	5,800	6,133,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.250	06/01/26	6,775	7,198,437
L Brands, Inc., Gtd. Notes(c)	5.625	02/15/22	5,675	6,299,250
Gtd. Notes	6.750	07/01/36	13,100	14,075,950
Gtd. Notes	6.875	11/01/35	675	737,438
Landry’s, Inc., Gtd. Notes, 144A (original cost $10,932,069; purchased 04/19/12 - 02/10/15)(d)(e)	9.375	05/01/20	10,590	11,145,975
Men’s Wearhouse, Inc. (The), Gtd. Notes(c)	7.000	07/01/22	5,675	5,008,187
Neiman Marcus Group Ltd., LLC, Gtd. Notes, 144A(c)	8.000	10/15/21	35,028	29,973,460
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20	8,180	7,791,450
Rite Aid Corp., Gtd. Notes, 144A(c)	6.125	04/01/23	14,025	15,141,109
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(c)	5.625	12/01/25	7,990	8,653,170
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500	06/01/24	5,725	5,782,250
Sr. Unsec’d. Notes(c)	7.375	08/01/21	2,224	2,312,960
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $7,605,430; purchased 05/29/15 - 08/16/16)(d)(e)	8.000	06/15/22	7,876	7,068,710

				200,225,957

Semiconductors 1.6%
Micron Technology, Inc., Sr. Sec’d. Notes, 144A	7.500	09/15/23	7,000	7,717,500
Sr. Unsec’d. Notes(c)	5.500	02/01/25	6,475	6,272,656
Sr. Unsec’d. Notes, 144A(c)	5.250	08/01/23	11,900	11,513,250
Sr. Unsec’d. Notes, 144A(c)	5.250	01/15/24	5,000	4,784,950
Sr. Unsec’d. Notes, 144A	5.625	01/15/26	13,625	13,011,875
Microsemi Corp., Sr. Unsec’d. Notes, 144A	9.125	04/15/23	2,475	2,833,875
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	6,125	6,450,360
Gtd. Notes, 144A	5.750	02/15/21	3,635	3,789,488

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Semiconductors (cont’d.)
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	4.875%	10/15/23	6,075	$6,272,437
Gtd. Notes, 144A	5.000	10/01/25	2,000	2,070,000
Sensata Technologies BV, Gtd. Notes, 144A	5.625	11/01/24	3,560	3,773,600
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A(c)	6.250	02/15/26	6,195	6,791,269

				75,281,260

Software 4.6%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	49,170	43,269,600
Boxer Parent Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(c)	9.000	10/15/19	12,060	10,763,550
Change Healthcare Holdings, Inc., Gtd. Notes	11.000	12/31/19	13,445	14,218,087
First Data Corp., Gtd. Notes, 144A(c)	7.000	12/01/23	64,610	67,678,975
Sec’d. Notes, 144A(c)	5.750	01/15/24	11,170	11,435,288
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A (original cost $22,970,709; purchased 04/03/14 - 08/22/16)(c)(d)(e)	7.125	05/01/21	25,219	23,642,812
Infor US, Inc., Gtd. Notes (original cost $17,419,830; purchased 03/18/15 - 05/13/16)(d)(e)	6.500	05/15/22	17,788	18,032,585
Informatica LLC, Sr. Unsec’d. Notes, 144A(c)	7.125	07/15/23	8,900	8,410,500
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20	9,830	10,063,463
Gtd. Notes, 144A	6.000	07/01/24	12,775	13,286,000

				220,800,860

Telecommunications 4.7%
Aegis Merger Sub., Inc., Sr. Unsec’d. Notes, 144A(c)	10.250	02/15/23	5,225	5,643,000
Avaya, Inc., Sec’d. Notes, 144A(c)(d)	10.500	03/01/21	14,305	3,719,300
CenturyLink, Inc., Sr. Unsec’d. Notes(c)	5.625	04/01/20	700	745,500
Series G, Sr. Unsec’d. Notes	6.875	01/15/28	4,700	4,536,205
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A(c)	6.000	06/15/25	16,709	17,732,426
CommScope, Inc., Gtd. Notes, 144A(c)	5.500	06/15/24	3,925	4,121,250
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	7.125	04/01/22	780	631,800
Sr. Unsec’d. Notes, 144A	8.250	09/30/20	10,100	9,140,500
Digicel Ltd. (Jamaica), Gtd. Notes, 144A(c)	6.750	03/01/23	9,820	8,960,750
Frontier Communications Corp., Sr. Unsec’d. Notes(c)	6.250	09/15/21	1,475	1,438,597
Sr. Unsec’d. Notes(c)	8.500	04/15/20	450	485,438
Sr. Unsec’d. Notes	8.750	04/15/22	3,750	3,909,375

See Notes to Financial Statements.

Prudential High Yield Fund	39

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A	4.875%	05/15/22	7,385	$7,201,852
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(c)	5.500	08/01/23	12,750	8,701,875
Gtd. Notes	7.250	10/15/20	4,600	3,576,500
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes(c)	7.750	06/01/21	11,510	3,395,450
Gtd. Notes(c)	8.125	06/01/23	13,375	3,962,344
Level 3 Financing, Inc., Gtd. Notes	5.125	05/01/23	5,500	5,713,125
Sprint Capital Corp., Gtd. Notes(c)	6.875	11/15/28	17,010	15,309,000
Gtd. Notes(c)	6.900	05/01/19	5,660	5,716,600
Gtd. Notes	8.750	03/15/32	5,200	5,161,000
Sprint Communications, Inc., Gtd. Notes, 144A(c)	7.000	03/01/20	1,313	1,408,192
Gtd. Notes, 144A(c)	9.000	11/15/18	2,265	2,494,331
Sprint Corp., Gtd. Notes	7.125	06/15/24	11,990	11,180,675
Gtd. Notes(c)	7.625	02/15/25	20,538	19,498,264
Gtd. Notes	7.875	09/15/23	3,890	3,781,041
T-Mobile USA, Inc., Gtd. Notes(c)	6.375	03/01/25	7,375	7,928,125
Gtd. Notes(c)	6.500	01/15/26	12,800	14,008,000
Gtd. Notes	6.633	04/28/21	5,900	6,180,250
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A(c)	5.303	05/30/24	7,400	7,622,000
West Corp., Gtd. Notes, 144A	5.375	07/15/22	6,025	5,874,375
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375	04/23/21	13,800	14,214,000
Sr. Sec’d. Notes, 144A	6.500	04/30/20	3,300	3,454,704
Windstream Services LLC, Gtd. Notes(c)	6.375	08/01/23	6,725	6,111,344

				223,557,188

Textiles 0.5%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	24,861	25,886,516

Transportation 0.8%
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875	04/01/20	3,175	1,936,750
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375	01/15/22	6,100	3,202,500
OPE KAG Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.875	07/31/23	4,525	4,298,750

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Transportation (cont’d.)
XPO Logistics, Inc., Gtd. Notes, 144A	6.125%	09/01/23	5,850	$6,010,875
Gtd. Notes, 144A(c)	6.500	06/15/22	14,775	15,347,531
Sr. Unsec’d. Notes, 144A	7.875	09/01/19	5,550	5,772,000

				36,568,406

TOTAL CORPORATE BONDS (cost $4,484,589,057)				4,523,969,430

			Shares
COMMON STOCKS

Consumer
WKI Holding Co., Inc.*(b)(d)			6,031	194,862

Oil & Gas
Seventy Seven Energy, Inc. (original cost $32,000; purchased 08/31/16)*(d)(e)			2,000	35,100

TOTAL COMMON STOCKS (cost $1,412,433)				229,962

PREFERRED STOCKS 0.3%

Banks 0.1%
Citigroup Capital XIII, (Capital security, fixed to floating preferred), 7.008%(a)			153,000	3,964,230
Goldman Sachs Group, Inc. (The) Series K, (fixed to floating preferred), 6.375%(a)(d)			87,000	2,542,140

				6,506,370

Building Materials & Construction
New Millennium Homes LLC (original cost $0; purchased 05/27/98)*(b)(d)(e)			2,000	94,000

Cable
Adelphia Communications Corp. (Class A Stock)*(b)(d)(f)			20,000	20

Electric 0.2%
Dynegy, Inc. Series A, (fixed to floating preferred), 5.375%(c)(d)			162,812	7,691,239

TOTAL PREFERRED STOCKS (cost $14,748,960)				14,291,629

See Notes to Financial Statements.

Prudential High Yield Fund	41

Portfolio of Investments (continued)

as of August 31, 2016

Description	Units	Value (Note 1)
WARRANTS*

Chemicals
Hercules, Inc., expiring 03/31/29(d)	230	$6,711

Media & Entertainment
MediaNews Group, Inc., expiring 03/19/17(b)(d)	6,854	68

Oil & Gas
Seventy Seven Energy, Inc., expiring 08/01/21 (original cost $67,500; purchased 08/31/16)(b)(d)(e)	15,000	52,500

TOTAL WARRANTS (cost $67,500)		59,279

TOTAL LONG-TERM INVESTMENTS (cost $4,571,019,763)		4,597,894,303

	Shares
SHORT-TERM INVESTMENTS 20.2%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $468,028)(Note 3)(g)	48,205	448,311
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $118,028,871)(Note 3)(g)	118,028,871	118,028,871
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $846,052,175)(Note 3)(g)(h)	846,052,175	846,052,175

TOTAL SHORT-TERM INVESTMENTS (cost $964,549,074)		964,529,357

TOTAL INVESTMENTS 116.2% (cost $5,535,568,837)(Note 5)		5,562,423,660
Liabilities in excess of other assets(i) (16.2)%		(774,994,855)

NET ASSETS 100.0%		$4,787,428,805

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2016.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,266,688 and 0.0% of net assets.
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $828,628,803; cash collateral of $846,052,175 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

See Notes to Financial Statements.

42

(d)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $362,309,557. The aggregate value, $358,663,804, is approximately 7.5% of net assets.
(f)	Represents issuer in default on interest payments. Non-income producing security.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund, the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Futures contracts outstanding at August 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
539	2 Year U.S. Treasury Notes	Dec. 2016	$117,664,766	$117,670,438	$5,672
809	5 Year U.S. Treasury Notes	Dec. 2016	98,271,642	98,091,250	(180,392)
85	20 Year U.S. Treasury Bonds	Dec. 2016	14,523,036	14,481,875	(41,161)

					(215,881)

	Short Position:
720	10 Year U.S. Treasury Notes	Dec. 2016	94,318,846	94,263,750	55,096

					$(160,785)

Cash of $1,070,000 has been segregated with Citigroup Global Markets to cover requirements for open contracts at August 31, 2016.

Forward foreign currency exchange contracts outstanding at August 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 09/02/2016	Morgan Stanley	EUR	1,033	$1,165,064	$1,152,049	$(13,015)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 09/02/2016	Morgan Stanley	EUR	1,033	$1,135,980	$1,152,049	$(16,069)
Expiring 10/04/2016	Morgan Stanley	EUR	1,033	1,166,747	1,153,799	12,948

				$2,302,727	$2,305,848	(3,121)

						$(16,136)

See Notes to Financial Statements.

Prudential High Yield Fund	43

Portfolio of Investments (continued)

as of August 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$57,421,458	$1,922,545
Corporate Bonds	—	4,523,966,737	2,693
Common Stocks	35,100	—	194,862
Preferred Stocks	14,197,609	—	94,020
Warrants	—	6,711	52,568
Affiliated Mutual Funds	964,529,357	—	—
Other Financial Instruments*
Futures Contracts	(160,785)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(16,136)	—

Total	$978,601,281	$4,581,378,770	$2,266,688

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 17.7% of collateral for securities on loan)	20.2%
Media	8.9
Healthcare - Services	6.8
Chemicals	5.4
Electric	5.4
Telecommunications	4.7
Software	4.6
Entertainment	4.3
Retail	4.2
Oil & Gas	4.1
Home Builders	3.8%
Mining	3.7
Food	3.4
Commercial Services	2.8
Lodging	2.3
Banks	2.3
Packaging & Containers	2.2
Diversified Financial Services	2.2
Pharmaceuticals	1.9
Building Materials	1.9
Auto Parts & Equipment	1.8

See Notes to Financial Statements.

44

Pipelines	1.7%
Semiconductors	1.6
Computers	1.6
Healthcare - Products	1.4
Real Estate Investment Trusts (REITs)	1.4
Distribution/Wholesale	0.9
Iron/Steel	0.8
Transportation	0.8
Aerospace & Defense	0.6
Miscellaneous Manufacturing	0.6
Machinery - Diversified	0.6
Real Estate	0.5
Textiles	0.5
Technology	0.5
Leisure Time	0.5
Internet	0.4
Advertising	0.4
Coal	0.4
Holding Companies - Diversified	0.4
Environmental Control	0.4
Electrical Components & Equipment	0.3
Metal Fabricate & Hardware	0.3
Machinery - Construction & Mining	0.3%
Gas	0.3
Engineering & Construction	0.2
Office & Business Equipment	0.2
Oil & Gas Services	0.2
Forest & Paper Products	0.2
Beverages	0.2
Gaming	0.2
Household Products/Wares	0.1
Auto Manufacturers	0.1
Capital Goods	0.1
Apparel	0.1
Home Furnishings	0.1
Retailers	0.1
Housewares	0.1
Agriculture	0.1
Cosmetics & Personal Care	0.1

116.2
Liabilities in excess of other assets	(16.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange contracts risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffilated Investments	$59,279	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	12,948	Unrealized depreciation on OTC forward foreign currency exchange contracts	29,084

See Notes to Financial Statements.

Prudential High Yield Fund	45

Portfolio of Investments (continued)

as of August 31, 2016

Fair values of derivative instruments as of August 31, 2016 as presented in the Statement of Assets and Liabilities (continued):

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to/from broker—variation margin futures	$60,768	*	Due to/from broker—variation margin futures	$221,553	*

		$132,995			$250,637

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts*	Swaps	Total
Credit contracts	$—	$—	$3,541,889	$3,541,889
Foreign exchange contracts	—	8,463	—	8,463
Interest rate contracts	3,502,404	—	—	3,502,404

Total	$3,502,404	$8,463	$3,541,889	$7,052,756

*	Included in net realized gain (loss) on foreign currencies in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*	Futures	Forward Currency Contracts**	Swaps	Total
Credit contracts	$—	$—	$—	$(375,913)	$(375,913)
Equity contracts	(13,093)	—	—	—	(13,093)
Foreign exchange contracts	—	—	(16,136)	—	(16,136)
Interest rate contracts	—	(160,785)	—	—	(160,785)

Total	$(13,093)	$(160,785)	$(16,136)	$(375,913)	$(565,927)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in the net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

46

For the year ended August 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)	Forward Foreign Currency Exchange Contracts— Sold(2)	Credit Default Swap Agreements— Sell Protection(3)
$126,791,522	$36,656,868	$233,013	$460,545	$29,930

(1)	Value at Trade Date.
(2)	Value at Settlement Date.
(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Morgan Stanley	$12,948	$(12,948)	$—	$—

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Morgan Stanley	$(29,084)	$12,948	$—	$(16,136)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

Prudential High Yield Fund	47

Statement of Assets & Liabilities

as of August 31, 2016

Assets
Investments at value, including securities on loan of $828,628,803:
Unaffiliated investments (cost $4,571,019,763)	$4,597,894,303
Affiliated investments (cost $964,549,074)	964,529,357
Cash	259,625
Deposit with broker for futures	1,070,000
Dividends and interest receivable	85,225,583
Receivable for investments sold	20,896,062
Receivable for Fund shares sold	18,985,984
Due from broker—variation margin futures	34,797
Unrealized appreciation on OTC forward foreign currency exchange contracts	12,948
Prepaid expenses	52,996

Total assets	5,688,961,655

Liabilities
Payable to broker for collateral for securities on loan	846,052,175
Payable for investments purchased	37,817,835
Payable for Fund shares reacquired	11,558,780
Dividends payable	3,013,934
Management fee payable	1,599,745
Accrued expenses and other liabilities	658,367
Distribution fee payable	623,341
Affiliated transfer agent fee payable	167,364
Unrealized depreciation on OTC forward foreign currency exchange contracts	29,084
Deferred directors’ fees	12,225

Total liabilities	901,532,850

Net Assets	$4,787,428,805

Net assets were comprised of:
Common stock, at par	$8,772,515
Paid-in capital in excess of par	4,880,926,408

4,889,698,923
Undistributed net investment income	6,892,943
Accumulated net realized loss on investment and foreign currency transactions	(135,841,507)
Net unrealized appreciation on investments and foreign currencies	26,678,446

Net assets, August 31, 2016	$4,787,428,805

See Notes to Financial Statements.

48

Class A
Net asset value and redemption price per share ($1,302,432,434 ÷ 238,936,622 shares of common stock issued and outstanding)	$5.45
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price to public	$5.71

Class B
Net asset value, offering price and redemption price per share
($188,010,820 ÷ 34,532,324 shares of common stock issued and outstanding)	$5.44

Class C
Net asset value, offering price and redemption price per share
($250,106,153 ÷ 45,943,662 shares of common stock issued and outstanding)	$5.44

Class Q
Net asset value, offering price and redemption price per share
($327,724,602 ÷ 60,065,682 shares of common stock issued and outstanding)	$5.46

Class R
Net asset value, offering price and redemption price per share
($57,519,883 ÷ 10,555,126 shares of common stock issued and outstanding)	$5.45

Class Z
Net asset value, offering price and redemption price per share
($2,661,634,913 ÷ 487,218,126 shares of common stock issued and outstanding)	$5.46

See Notes to Financial Statements.

Prudential High Yield Fund	49

Statement of Operations

Year Ended August 31,2016

Net Investment Income (Loss)
Income
Interest income	$253,403,172
Income from securities lending, net (including affiliated: $1,887,977)	2,174,293
Unaffiliated dividend income	920,463
Affiliated dividend income	802,590

Total income	257,300,518

Expenses
Management fee	15,341,579
Distribution fee—Class A	2,952,264
Distribution fee—Class B	1,436,843
Distribution fee—Class C	2,240,918
Distribution fee—Class R	381,905
Transfer agent’s fees and expenses (including affiliated expense of $881,100)	4,331,000
Custodian and accounting fees (net of $22,700 fee credit)	420,000
Registration fees	317,000
Shareholders’ reports	260,000
Directors’ fees	63,000
Audit fee	51,000
Legal fees and expenses	43,000
Insurance expenses	37,000
Miscellaneous	25,104

Total expenses	27,900,613
Less: Distribution fee waiver-Class R	(127,302)

Net expenses	27,773,311

Net investment income (loss)	229,527,207

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(38,473,013)
Futures transactions	3,502,404
Swap agreement transactions	3,541,889
Foreign currency transactions	9,030

(31,419,690)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,413))	147,323,710
Futures	(160,785)
Swap agreements	(375,913)
Foreign currencies	(16,031)

146,770,981

Net gain (loss) on investment and foreign currency transactions	115,351,291

Net Increase (Decrease) In Net Assets Resulting From Operations	$344,878,498

See Notes to Financial Statements.

50

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$229,527,207	$192,921,725
Net realized gain (loss) on investment and foreign currency transactions	(31,419,690)	(28,948,585)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	146,770,981	(212,521,741)

Net increase (decrease) in net assets resulting from operations	344,878,498	(48,548,601)

Dividends from net investment income (Note 1)
Class A	(75,405,006)	(79,193,882)
Class B	(11,275,345)	(13,262,634)
Class C	(12,620,814)	(13,715,297)
Class Q	(12,161,646)	(2,899,765)
Class R	(3,128,553)	(3,185,804)
Class Z	(122,673,401)	(89,227,167)

	(237,264,765)	(201,484,549)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	2,159,239,037	1,080,008,204
Net asset value of shares issued in reinvestment of dividends and distributions	208,297,523	173,068,158
Cost of shares reacquired	(978,102,009)	(998,762,410)

Net increase (decrease) in net assets from Fund share transactions	1,389,434,551	254,313,952

Total increase (decrease)	1,497,048,284	4,280,802

Net Assets:
Beginning of year	3,290,380,521	3,286,099,719

End of year(a)	$4,787,428,805	$3,290,380,521

(a) Includes undistributed net investment income of:	$6,892,943	$7,163,942

See Notes to Financial Statements.

Prudential High Yield Fund	51

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as a diversified, open-end management investment company. The Company consists of two funds: Prudential High Yield Fund (the “Fund”) and Prudential Short Duration High Yield Income Fund. These financial statements relate to Prudential High Yield Fund. The Fund’s investment objective is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

52

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential High Yield Fund	53

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition

54

of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented on the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

Prudential High Yield Fund	55

Notes to Financial Statements (continued)

by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS’’) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

56

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange

Prudential High Yield Fund	57

Notes to Financial Statements (continued)

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, financial futures contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

58

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment in Kind Securities: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Prudential High Yield Fund	59

Notes to Financial Statements (continued)

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Funds through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net

60

assets in excess of $3 billion. The effective management fee rate was .42% for the year ended August 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, .75%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through December 31, 2017 to limit such expenses to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it has received $2,018,158 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2016 it received $1,800, $267,537 and $21,200 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIMS and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period September 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $205,231 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totaled $122,386.

Prudential High Yield Fund	61

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund) and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investments Portfolios 2, registered under the 1940 Act and managed by PI. The Fund also invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from Securities and Exchange Commission, a portfolio of the Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PI. Earnings from the Core and Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended August 31, 2016, were $2,345,842,518 and $996,794,864, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2016, the adjustments were to increase undistributed net investment income by $7,466,559, increase accumulated net realized loss on investment and foreign currency transactions by $7,481,939 and increase paid in capital in excess of par by $15,380 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies, paydown gains/losses, swaps, and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

62

For the years ended August 31, 2016 and August 31, 2015, the tax character of dividends paid by the Fund were $237,264,765 and $201,484,549 of ordinary income, respectively.

As of August 31, 2016, the accumulated undistributed earnings on a tax basis was $10,480,362 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$5,547,531,370	$168,817,912	$(153,925,622)	$14,892,290	$544	$14,892,834

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default and trust preferred securities. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of swaps.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$74,760,000

Pre-Enactment Losses:
Expiring 2018	$49,857,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase

Prudential High Yield Fund	63

Notes to Financial Statements (continued)

$1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6 billion shares of common stock, with a par value of $.01 per share. Of the Company’s authorized capital stock, 4.95 billion shares have been allocated to the Fund and divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z capital stock, each of which consists of 800 million, 75 million, 175 million, 1,225 million, 175 million, and 2,500 million authorized shares, respectively.

As of August 31, 2016, 4 shareholders of record held 37% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2016:
Shares sold	56,268,426	$293,394,788
Shares issued in reinvestment of dividends and distributions	12,093,016	62,948,624
Shares reacquired	(55,399,875)	(287,064,270)

Net increase (decrease) in shares outstanding before conversion	12,961,567	69,279,142
Shares issued upon conversion from other share class(es)	1,779,444	9,278,767
Shares reacquired upon conversion into other share class(es)	(2,241,792)	(11,774,975)

Net increase (decrease) in shares outstanding	12,499,219	$66,782,934

Year ended August 31, 2015:
Shares sold	37,784,860	$210,561,585
Shares issued in reinvestment of dividends and distributions	11,688,852	65,047,906
Shares reacquired	(53,421,960)	(297,129,188)

Net increase (decrease) in shares outstanding before conversion	(3,948,248)	(21,519,697)
Shares issued upon conversion from other share class(es)	1,587,855	8,858,501
Shares reacquired upon conversion into other share class(es)	(3,428,484)	(19,030,037)

Net increase (decrease) in shares outstanding	(5,788,877)	$(31,691,233)

64

Class B	Shares	Amount
Year ended August 31, 2016:
Shares sold	488,276	$2,506,254
Shares issued in reinvestment of dividends and distributions	1,781,912	9,254,370
Shares reacquired	(6,223,869)	(32,141,255)

Net increase (decrease) in shares outstanding before conversion	(3,953,681)	(20,380,631)
Shares reacquired upon conversion into other share class(es)	(1,610,858)	(8,404,551)

Net increase (decrease) in shares outstanding	(5,564,539)	$(28,785,182)

Year ended August 31, 2015:
Shares sold	336,735	$1,865,668
Shares issued in reinvestment of dividends and distributions	1,930,960	10,734,052
Shares reacquired	(5,665,887)	(31,465,662)

Net increase (decrease) in shares outstanding before conversion	(3,398,192)	(18,865,942)
Shares reacquired upon conversion into other share class(es)	(1,308,285)	(7,296,774)

Net increase (decrease) in shares outstanding	(4,706,477)	$(26,162,716)

Class C
Year ended August 31, 2016:
Shares sold	13,626,241	$70,885,406
Shares issued in reinvestment of dividends and distributions	2,043,839	10,628,774
Shares reacquired	(13,155,122)	(67,789,742)

Net increase (decrease) in shares outstanding before conversion	2,514,958	13,724,438
Shares reacquired upon conversion into other share class(es)	(598,077)	(3,141,716)

Net increase (decrease) in shares outstanding	1,916,881	$10,582,722

Year ended August 31, 2015:
Shares sold	7,939,650	$44,407,132
Shares issued in reinvestment of dividends and distributions	2,039,526	11,334,398
Shares reacquired	(11,934,470)	(66,142,653)

Net increase (decrease) in shares outstanding before conversion	(1,955,294)	(10,401,123)
Shares reacquired upon conversion into other share class(es)	(623,055)	(3,474,232)

Net increase (decrease) in shares outstanding	(2,578,349)	$(13,875,355)

Class Q
Year ended August 31, 2016:
Shares sold	51,581,818	$264,441,391
Shares issued in reinvestment of dividends and distributions	2,246,447	11,745,056
Shares reacquired	(4,615,331)	(23,834,099)

Net increase (decrease) in shares outstanding before conversion	49,212,934	252,352,348
Shares issued upon conversion from other share class(es)	4,958	26,228

Net increase (decrease) in shares outstanding	49,217,892	$252,378,576

Year ended August 31, 2015:
Shares sold	11,506,894	$64,675,894
Shares issued in reinvestment of dividends and distributions	513,394	2,852,645
Shares reacquired	(4,330,479)	(23,834,537)

Net increase (decrease) in shares outstanding before conversion	7,689,809	43,694,002
Shares issued upon conversion from other share class(es)	691,850	3,881,279

Net increase (decrease) in shares outstanding	8,381,659	$47,575,281

Prudential High Yield Fund	65

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended August 31, 2016:
Shares sold	3,171,239	$16,472,414
Shares issued in reinvestment of dividends and distributions	600,526	3,125,205
Shares reacquired	(2,831,632)	(14,694,374)

Net increase (decrease) in shares outstanding	940,133	$4,903,245

Year ended August 31, 2015:
Shares sold	2,376,252	$13,235,546
Shares issued in reinvestment of dividends and distributions	571,724	3,181,316
Shares reacquired	(3,241,718)	(18,023,267)

Net increase (decrease) in shares outstanding	(293,742)	$(1,606,405)

Class Z
Year ended August 31, 2016:
Shares sold	289,691,300	$1,511,538,784
Shares issued in reinvestment of dividends and distributions	21,142,763	110,595,494
Shares reacquired	(106,351,890)	(552,578,269)

Net increase (decrease) in shares outstanding before conversion	204,482,173	1,069,556,009
Shares issued upon conversion from other share class(es)	2,825,728	14,876,731
Shares reacquired upon conversion into other share class(es)	(166,016)	(860,484)

Net increase (decrease) in shares outstanding	207,141,885	$1,083,572,256

Year ended August 31, 2015:
Shares sold	133,643,733	$745,262,379
Shares issued in reinvestment of dividends and distributions	14,344,007	79,917,841
Shares reacquired	(100,706,938)	(562,167,103)

Net increase (decrease) in shares outstanding before conversion	47,280,802	263,013,117
Shares issued upon conversion from other shares class(es)	3,988,510	22,189,698
Shares reacquired upon conversion into other share class(es)	(913,473)	(5,128,435)

Net increase (decrease) in shares outstanding	50,355,839	$280,074,380

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

66

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended August 31, 2016.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

Prudential High Yield Fund	67

Financial Highlights

Class A Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.38	$5.80	$5.60	$5.59	$5.34
Income (loss) from investment operations:
Net investment income (loss)	.32	.33	.33	.34	.37
Net realized and unrealized gain (loss) on investment transactions	.08	(.41)	.22	.04	.27
Total from investment operations	.40	(.08)	.55	.38	.64
Less Dividends:
Dividends from net investment income	(.33)	(.34)	(.35)	(.37)	(.39)
Net asset value, end of year	$5.45	$5.38	$5.80	$5.60	$5.59
Total Return(b):	7.96%	(1.39)%	10.11%	6.85%	12.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,302,432	$1,218,179	$1,347,911	$1,327,678	$1,339,113
Average net assets (000)	$1,180,916	$1,290,432	$1,355,610	$1,385,567	$1,187,666
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	.82%	.83%	.82%	.83%	.87%
Expenses before waivers and/or expense reimbursement(d)	.82%	.85%	.87%	.88%	.92%
Net investment income (loss)	6.18%	5.88%	5.78%	6.04%	6.75%
Portfolio turnover rate	28%	48%	51%	55%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

68

Class B Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.37	$5.80	$5.60	$5.59	$5.34
Income (loss) from investment operations:
Net investment income (loss)	.29	.30	.30	.32	.34
Net realized and unrealized gain (loss) on investment transactions	.09	(.42)	.23	.03	.28
Total from investment operations	.38	(.12)	.53	.35	.62
Less Dividends:
Dividends from net investment income	(.31)	(.31)	(.33)	(.34)	(.37)
Net asset value, end of year	$5.44	$5.37	$5.80	$5.60	$5.59
Total Return(b):	7.43%	(2.06)%	9.57%	6.33%	12.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$188,011	$215,462	$259,756	$213,714	$163,309
Average net assets (000)	$191,578	$235,221	$239,412	$194,916	$131,650
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.32%	1.33%	1.32%	1.33%	1.37%
Expenses before waivers and/or expense reimbursement	1.32%	1.33%	1.32%	1.33%	1.37%
Net investment income (loss)	5.67%	5.38%	5.27%	5.53%	6.25%
Portfolio turnover rate	28%	48%	51%	55%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential High Yield Fund	69

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.37	$5.80	$5.59	$5.58	$5.33
Income (loss) from investment operations:
Net investment income (loss)	.28	.29	.29	.30	.32
Net realized and unrealized gain (loss) on investment transactions	.08	(.42)	.23	.04	.28
Total from investment operations	.36	(.13)	.52	.34	.60
Less Dividends:
Dividends from net investment income	(.29)	(.30)	(.31)	(.33)	(.35)
Net asset value, end of year	$5.44	$5.37	$5.80	$5.59	$5.58
Total Return(b):	7.16%	(2.31)%	9.49%	6.07%	11.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$250,106	$236,533	$270,142	$247,992	$229,715
Average net assets (000)	$224,095	$254,515	$258,825	$260,306	$172,185
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.57%	1.58%	1.57%	1.58%	1.62%
Expenses before waivers and/or expense reimbursement	1.57%	1.58%	1.57%	1.58%	1.62%
Net investment income (loss)	5.42%	5.13%	5.03%	5.29%	5.98%
Portfolio turnover rate	28%	48%	51%	55%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

70

Class Q Shares
	Year Ended August 31,				October 31, 2011(a) through August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.39	$5.81	$5.61	$5.61	$5.41
Income (loss) from investment operations:
Net investment income (loss)	.34	.35	.35	.37	.35
Net realized and unrealized gain (loss) on investment transactions	.08	(.41)	.23	.02	.19
Total from investment operations	.42	(.06)	.58	.39	.54
Less Dividends:
Dividends from net investment income	(.35)	(.36)	(.38)	(.39)	(.34)
Net asset value, end of period	$5.46	$5.39	$5.81	$5.61	$5.61
Total Return(c):	8.36%	(1.01)%	10.50%	7.04%	10.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$327,725	$58,416	$14,336	$7,901	$63,914
Average net assets (000)	$178,565	$44,388	$10,563	$52,463	$48,841
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.45%	.46%	.46%	.47%	.50%	(e)
Expenses before waivers and/or expense reimbursement	.45%	.46%	.46%	.47%	.50%	(e)
Net investment income (loss)	6.61%	6.27%	6.12%	6.40%	6.97%	(e)
Portfolio turnover rate	28%	48%	51%	55%	48%	(f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential High Yield Fund	71

Financial Highlights (continued)

Class R Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.38	$5.80	$5.60	$5.59	$5.34
Income (loss) from investment operations:
Net investment income (loss)	.31	.31	.32	.33	.35
Net realized and unrealized gain (loss) on investment transactions	.08	(.40)	.22	.04	.28
Total from investment operations	.39	(.09)	.54	.37	.63
Less Dividends:
Dividends from net investment income	(.32)	(.33)	(.34)	(.36)	(.38)
Net asset value, end of year	$5.45	$5.38	$5.80	$5.60	$5.59
Total Return(b):	7.70%	(1.63)%	9.84%	6.59%	12.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,520	$51,716	$57,502	$50,732	$36,886
Average net assets (000)	$50,921	$54,089	$55,379	$47,639	$27,717
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.07%	1.08%	1.07%	1.08%	1.12%
Expenses before waivers and/or expense reimbursement	1.32%	1.33%	1.32%	1.33%	1.37%
Net investment income (loss)	5.93%	5.63%	5.53%	5.78%	6.47%
Portfolio turnover rate	28%	48%	51%	55%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

72

Class Z Shares
	Year Ended August 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.39	$5.82	$5.62	$5.61	$5.35
Income (loss) from investment operations:
Net investment income (loss)	.34	.34	.35	.36	.38
Net realized and unrealized gain (loss) on investment transactions	.08	(.41)	.22	.04	.29
Total from investment operations	.42	(.07)	.57	.40	.67
Less Dividends:
Dividends from net investment income	(.35)	(.36)	(.37)	(.39)	(.41)
Net asset value, end of year	$5.46	$5.39	$5.82	$5.62	$5.61
Total Return(b):	8.26%	(1.29)%	10.38%	7.13%	13.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,661,635	$1,510,074	$1,336,453	$1,010,477	$725,367
Average net assets (000)	$1,842,948	$1,394,662	$1,254,191	$911,701	$479,766
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.57%	.58%	.57%	.58%	.62%
Expenses before waivers and/or expense reimbursement	.57%	.58%	.57%	.58%	.62%
Net investment income (loss)	6.44%	6.13%	6.02%	6.29%	6.97%
Portfolio turnover rate	28%	48%	51%	55%	48%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential High Yield Fund	73

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

We have audited the accompanying statement of assets and liabilities of Prudential High Yield Fund, a series of Prudential Investment Portfolios, Inc. 15, (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period the ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2016

74

Federal Income Tax Information (unaudited)

For the year ended August 31, 2016, the Fund reports the maximum amount allowable but not less than 85.81% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2016.

Prudential High Yield Fund	75

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential High Yield Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential High Yield Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential High Yield Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at prudentialfunds.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential High Yield Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its Prudential Fixed Income (“PFI”) unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PGIM, which, through its PFI unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PFI. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PFI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PFI, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PFI’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PFI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PFI. The Board noted that PFI is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PFI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PFI under the management and subadvisory agreements.

Visit our website at prudentialfunds.com

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PFI

The Board considered potential ancillary benefits that might be received by PI and PFI and their affiliates as a result of their relationship with the Fund. The Board concluded that

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PFI included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PFI were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Visit our website at prudentialfunds.com

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential High Yield Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential High Yield Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL HIGH YIELD FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PBHAX	PBHYX	PRHCX	PHYQX	JDYRX	PHYZX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y884	74440Y603	74440Y801

MF110E    0297827-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2016 and August 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $102,271 and $67,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(c) Tax Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(d) All Other Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2016 and August 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 20, 2016